UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21846

Clough Global Opportunities Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin E. Douglas, Secretary

Clough Global Opportunities Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1.   Reports to Stockholders.

Table of Contents	Clough Global Funds

Clough Global Funds	Shareholder Letter
March 31, 2012 (Unaudited)

To our Shareholders:

Performance

During the twelve-months ended March 31, 2012, the Clough Global Allocation Fund’s total return, assuming reinvestment of all distributions, was -3.48% based on the net asset value and -6.73% based on the market price of the stock. That compares with 8.54% return for the S&P 500 for the same period. Since the Fund’s inception on July 28, 2004, the average annual total return in net asset value assuming reinvestment of all distributions has been 6.79%, this compares to an average annual total return of 5.48% for the S&P 500 through March 31, 2012. Total distributions since inception has been $10.73 per share, and based on the current quarterly dividend rate of $0.30 per share, offer a yield of 8.61% on market price as of March 31, 2012, of $13.94.

During the twelve-months ended March 31, 2012, the Clough Global Equity Fund’s total return, assuming reinvestment of all distributions, was -4.08% based on the net asset value and -7.32% based on the market price of the stock. That compares with 8.54% return for the S&P 500 for the same period. Since the Fund’s inception on April 27, 2005, the average annual total return in net asset value assuming reinvestment of all distributions has been 5.89%, this compares to an average annual total return of 5.12% for the S&P 500 through March 31, 2012. Total distributions since inception has been $9.20 per share, and based on the current quarterly dividend rate of $0.29 per share, offer a yield of 8.86% on market price as of March 31, 2012, of $13.09.

During the twelve-months ended March 31, 2012, the Clough Global Opportunities Fund’s total return, assuming reinvestment of all distributions, was -3.88% based on the net asset value and -7.14% based on the market price of the stock. That compares with 8.54% return for the S&P 500 for the same period. Since the Fund’s inception on April 25, 2006, the average annual total return in net asset value assuming reinvestment of all distributions has been 2.86%, this compares to an average annual total return of 3.43% for the S&P 500 through March 31, 2012. Total distributions since inception has been $6.86 per share, and based on the current quarterly dividend rate of $0.27 per share, offer a yield of 9.17% on market price as of March 31, 2012, of $11.78.

Fiscal Year Fund Review

The Funds underperformed the broader indices in the fiscal year ended March 31, 2012. In summary, few equity strategies worked throughout the calendar year 2011, and those that did worked only marginally. We were early on our purchase of US banks, which have begun to perform better more recently. We also reduced our emerging market exposure to a group of core long term and high conviction investments, but the Funds were not spared the intensive liquidation emerging markets faced during the year. And finally, although the price of oil remained strong during the year reflecting global production limits, the stocks declined. Frustratingly, our fundamental analysis, for the most part, proved correct. For many of our holdings, earnings rose as the year progressed, balance sheets improved, yet the price of many of these equities declined substantially to valuation levels we think are unnecessarily low.

During the first half of the fiscal year, the Funds suffered largely from sharp declines in three sectors: emerging markets, US financials, and energy. The FTSE Hong Kong Mid Cap Index, for example, was off more than 29% during the calendar year 20111. Despite the big sell-offs, our companies generally did not disappoint fundamentally; they delivered strong earnings and improved balance sheets.

Year-to-date performance in 2012 has been more favorable, slightly trailing the returns of the S&P 500. We can still list the majority of our holdings under one of four separate long strategies. They can be summarized as (1) high free cash flow yields; (2) energy resources; (3) emerging market consumer; and (4) long US financials and Mortgage Backed Security REITs.

The markets have begun to recognize the value of free cash flow in a zero interest rate world. We have used Microsoft as the poster boy and after years of frustrating shareholders it is performing well. We have adjusted the strategy to further include companies which combine both strong revenue growth and high free cash flow yields, companies we call “compounders.” In technology we have focused on the “smart phone” revolution by investing in companies which will benefit from rising mobile phone payment streams, companies like eBay and VeriFone Corp. Almost 5% of the Fund is invested in media companies like CBS Corp. and Viacom, which have announced they will return a significant percentage of their current market capitalization in the form of dividends and stock buybacks over the next five years.

We have had some disappointments. We have made a strong investment case for Goodyear Tire and Rubber Co, based on the likelihood that declining raw material costs would ultimately lead to free cash generation, allowing the company to begin deleveraging its balance sheet. The fundamental judgment proved correct. During 2011 market estimates for earnings per share rose from 50 cents to $1.60. The company ended the year earning $1.99 per share, yet the stock declined each time it reported positive earnings. As a result, we sold this holding until free cash flow is a present reality, perhaps in 2013, and the market appears more willing to reward the company for it.

Our China strategy is coming to life and we still believe it could be one of the best performing markets in 2012. Even the given up for dead Shanghai Index has rallied and broken its long-lived downward trend-line. There are positive divergences in China stocks with consumer related issues breaking out while investment related securities such as construction machinery and cements lag. China’s wage costs are rising but we see that as a positive, reflecting improved productivity and the migration up the quality curve. Even in old traditionally export-driven industries such as textiles, a number of companies have found new life. Textile exports rose only 8.9% in the fourth quarter, down from earlier 22-27% growth rates, but domestic sales rose 17% because retail garment sales in China

[1]	Source: Bloomberg

Annual Report | March 31, 2012	1

Shareholder Letter	Clough Global Funds
March 31, 2012 (Unaudited)

grew 27% as China’s manufacturers no longer make textiles solely for export. For example, Chinese shoppers now spend $40 billion per year on shoes2. The stronger companies are moving from an export focus to greater concentration on manufacturing and domestic retail.

We think our energy strategies will work this year as conventional crude output of oil peaked six years ago according to the International Energy Association (IEA), and new supplies of shale or unconventional energy sources will not change this. The oil industry is simply straining to meet demand and there is very little slack in the system. It is noteworthy that the US consumes less oil than it did six years ago, but pays nearly twice as much for it. The Saudi’s insist they can increase production 25% but there is very little transparency to that statement. Their current production is at a three decade high. They’ve even drilled the Dammam field, which had been mothballed 30 years ago. Most oil fields are in steep decline and the new ones are beneath 10,000 feet of water, meaning the cost to produce is high.

The growth of unconventional oil makes sense only if oil production from conventional sources is peaking. Shale is very expensive and can only be supported by high oil prices. If the current oil price level is here to stay the producers are severely undervalued. We think the normal forces of depletion, aging fields and politically charged supply issues will combine with emerging economy demand to sustain high prices.

The two primary short strategies are focused on commodities, in particular the global iron ore industry and the price of natural gas in North America. The China centric credit boom of the past decade has been a boon for the iron ore miners. The price of iron ore is up ten times but now China’s construction cycle is only beginning to peak as the stimulative credit policies of 2009-2010 run their course. Keep in mind that construction is still strong in China as projects planned earlier are brought to completion. In other words, construction and steel production are just beginning a lengthy decline. China’s steel production is predicted to be down 10% year on year by summer; In January Japanese steel exports were off 16%, down for the 11th straight month3. Meanwhile the industry has invested heavily to bring on new mines, faces high capital spending costs, excessive supplies and lower prices. One major company just took delivery of a fleet of iron ore carriers contracted in an inflated market. A reflex rally in the miners held back the Fund’s January results but the stocks have since encouragingly declined.

Our short natural gas strategy focuses on the US Natural Gas Trust, an ETF that in our judgment is a flawed security. The Trust holds the nearest expiring futures contract to build exposure to the spot price for natural gas. Upon expiration the Trust is forced to replace the expiring contract by buying futures with later expiration dates, futures which today are priced markedly higher, a so-called contango. So long as natural gas remains depressed or falls further, the equity will suffer. The natural gas industry is overproducing to the extent it will likely run out of storage early in the summer.

[2]	Source: Research-Works
[3]	Source: Nikkei Inc.

Nevertheless it is unlikely the industry will reduce production anywhere near enough to avoid lower spot prices. Production efficiency is rising too rapidly and the loss of critical cash flow is incentive enough to keep producing.

Outlook for the Next Twelve Months

Our fundamental view of the forces that will drive worldwide equity prices has not changed. We believe OECD (Organization for Economic Cooperation and Development) interest rates will likely remain extremely low as inflation wanes and banking systems contract. In this environment, companies with reasonable growth prospects and high cash flows are attractively priced. Growth in the OECD could be tepid. But confounding skeptics, we believe growth in China will continue to be robust, particularly in the consumer sector. We also think areas in the energy sector provide very attractive growth prospects.

We are focusing on companies that are growing and generating rising free cash flow yields, our so-called “compounders.” These investments are focused in a limited number of industries. We believe technology, in particular, offers top line growth, rising cash flow and substantial dividend potential. Companies that produce media content also have strong pricing power and growing free cash flow as entertainment is streamed through more outlets. Finally, we are invested in selected aerospace and industrial companies with profit sources independent of the business cycle.

On the fixed income side, in a low interest rate environment, we think a premium should be placed on reliable cash flows and 2012 could offer investors an attractive backdrop for Agency MBS REIT’s4. As in 2011, a Federal Reserve on hold along with a steep yield curve should produce mid-teen dividend yields for MBS REIT’s. We also view the sector as attractively priced with valuations at book value. One of our holdings in the space which reflects these attributes is American Capital Agency Corp. During last summer’s market volatility, our exposure to 10-year and 30-year US Treasuries provided a benefit to the Funds. We have since reduced some of this exposure as well as our exposure to US corporate debt as rates moved lower. But US corporations generally continue to demonstrate strong balance sheets and healthy levels of liquidity, so we would view any significant back-up in credit valuations as a potential re-entry point, provided the cash flow and liquidity outlook remained favorable.

Asian and Brazilian markets traded poorly in the calendar year 2011. They have traded better in the first quarter of 2012 and we think they will continue to outperform in the year ahead as central banks continue to inject liquidity into the financial system. Moreover, the true source of sovereign risk is being re-evaluated. Bond issuance by

[4]

MBS REIT Stands for a Mortgage Backed Security (MBS) Real Estate Investment Trust (REIT). These securities invest in mortgage pools that are wrapped by government agencies (such as FNMA and Freddie Mac). The revenues for these vehicles are generated primarily by the interest that they earn on the mortgage loans, and they are required to pay out 90% of taxable earnings in a given year to avoid some forms of taxation.

2	www.cloughglobal.com

Clough Global Funds	Shareholder Letter
March 31, 2012 (Unaudited)

countries in Asia and Latin America are finding far better reception than that of the developed nations. Investing in the transition of China’s profit cycle to the consumer will continue to be a major strategy in the year ahead. The Funds own companies in the consumer and financial industries. Domestic consumption is far less credit and resource intensive. It can be supported not only by liquidation of China’s huge stock of domestic savings but also rapid productivity and personal income growth.

Opportunities still abound in energy even though the market did not agree with us in 2011. Apart from dislocations in the Middle East, global crude inventories are being drawn down suggesting production is struggling to meet demand. Drilling has to compensate for three to four percent annual depletion rates for existing crude fields while OECD figures indicate no slowdown in global crude demand, even in the face of weak developed economies and slowing emerging economies. We have hedged some of our energy investments with short positions on natural gas focused producers and service stocks. With natural gas inventory at an all time high, we think there will be a slowdown in US land drilling focused on natural gas production.

We are appreciative of your patience and support in a period of under-performance. Fortunately, such periods have been rare for us. We think our long book has a great deal of upside. The market refused to agree with us in the fiscal year ended March 31, 2012, but the fundamental behavior of our companies was strong, and as central bank liquidity builds in 2012, we believe we can extend our longer-term outperformance.

Sincerely,

Charles I. Clough, Jr.

Past performance is no guarantee of future results.

The information in this Portfolio Managers’ Shareholder Commentary represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Book Value - The value at which an asset is carried on a balance sheet.

Free Cash Flow – A measure of financial performance calculated as operating cash flow minus capital expenditures.

FTSE Hong Kong Mid Cap Index – A free float market capitalization weighted index. FTSE World Indices include constituents of the Large and Mid capitalization universe for Developed and Emerging Market segments. It is not possible to invest directly in an index.

The S&P 500 Index - Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. It is not possible to invest directly in an Index.

Shanghai Index – A capitalization – weighted index. The index tracks the daily price performance of all A – shares and B –shares listed on the Shanghai Stock Exchange. It is not possible to invest directly in an index.

Annual Report | March 31, 2012	3

Portfolio Allocation	Clough Global Allocation Fund
March 31, 2012 (Unaudited)

Asset Allocation*

Common Stocks - US	62.20%
Common Stocks - Foreign	17.39%
ETFs/ETNs	-6.11%
Total Equities	73.48%

Government L/T	9.63%
Corporate Debt	1.96%
Preferred Stocks	0.31%
Asset/Mortgage Backed Securities	0.28%
Total Fixed Income	12.18%

Short-Term Investments	13.76%
Options	0.57%
Other (Foreign Cash)	0.01%
Total Other	14.34%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.

Global Securities Holdings^

United States	82.32%
China	7.69%
Norway	3.18%
United Kingdom	2.48%
Brazil	1.59%
South Korea	1.54%
Malaysia	1.16%
Singapore	1.07%
Hong Kong	0.84%
Germany	0.52%
Philippines	0.37%
Japan	0.36%
Luxembourg	0.34%
Canada	0.25%
France	-0.01%
Sweden	-0.08%
European Union	-0.22%
Italy	-0.36%
Spain	-0.40%
Australia	-2.64%
TOTAL INVESTMENTS	100.00%

4	www.cloughglobal.com

Clough Global Equity Fund	Portfolio Allocation
March 31, 2012 (Unaudited)

Asset Allocation*

Common Stocks - US	65.31%
Common Stocks - Foreign	17.37%
ETFs/ETNs	-6.02%
Total Equities	76.66%

Government L/T	4.46%
Corporate Debt	1.90%
Preferred Stocks	0.31%
Asset/Mortgage Backed Securities	0.21%
Total Fixed Income	6.88%

Short-Term Investments	15.88%
Options	0.57%
Other (Foreign Cash)	0.01%
Total Other	16.46%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.

Global Securities Holdings^

United States	82.37%
China	7.58%
Norway	3.21%
United Kingdom	2.58%
Brazil	1.55%
South Korea	1.52%
Malaysia	1.14%
Singapore	1.06%
Hong Kong	0.83%
Germany	0.51%
Philippines	0.37%
Japan	0.35%
Luxembourg	0.33%
Canada	0.25%
France	-0.01%
Sweden	-0.08%
European Union	-0.21%
Italy	-0.36%
Spain	-0.39%
Australia	-2.60%
TOTAL INVESTMENTS	100.00%

Annual Report | March 31, 2012	5

Portfolio Allocation	Clough Global Opportunities Fund
March 31, 2012 (Unaudited)

Asset Allocation*

Common Stocks - US	61.79%
Common Stocks - Foreign	17.36%
ETFs/ETNs	-6.10%
Total Equities	73.05%

Government L/T	8.65%
Corporate Debt	1.89%
Preferred Stocks	0.31%
Asset/Mortgage Backed Securities	0.04%
Total Fixed Income	10.89%

Short-Term Investments	15.01%
Options	1.04%
Other (Foreign Cash)	0.01%
Total Other	16.06%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.

Global Securities Holdings^

United States	82.35%
China	7.67%
Norway	3.16%
United Kingdom	2.47%
Brazil	1.59%
South Korea	1.53%
Malaysia	1.16%
Singapore	1.08%
Hong Kong	0.84%
Germany	0.52%
Philippines	0.37%
Japan	0.36%
Luxembourg	0.34%
Canada	0.25%
France	-0.01%
Sweden	-0.08%
European Union	-0.21%
Italy	-0.36%
Spain	-0.40%
Australia	-2.63%
TOTAL INVESTMENTS	100.00%

6	www.cloughglobal.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Global Allocation Fund,

Clough Global Equity Fund, and

Clough Global Opportunities Fund

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), as of March 31, 2012, and the related statements of operations, cash flows, and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended March 31, 2011, and the financial highlights for the years indicated prior to the year ended March 31, 2012, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund as of March 31, 2012, the results of their operations, their cash flows, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 22, 2012

Annual Report | March 31, 2012	7

Statement of Investments	Clough Global Allocation Fund
March 31, 2012

	Shares	Value
COMMON STOCKS 118.56%
Consumer Discretionary 15.19%
Allison Transmission Holdings, Inc.(a)(b)(c)	33,100	$790,428
AMC Networks, Inc. - Class A(a)(b)	15,028	670,700
Arezzo Industria e Comercio S.A.	22,652	388,650
Bosideng International Holdings, Ltd.	5,330,000	1,667,866
CBS Corp. - Class B(b)	47,590	1,613,777
China Lilang, Ltd.	545,000	581,807
Cia Hering	20,499	529,474
Cinemark Holdings, Inc.(b)	78,263	1,717,873
Focus Media Holding, Ltd. - ADR(b)(d)	61,418	1,542,820
Galaxy Entertainment Group, Ltd.(a)	159,000	439,190
The Goodyear Tire & Rubber Co.(a)(b)	6,358	71,337
H&R Block, Inc.(b)(d)	149,363	2,460,009
Lamar Advertising Co. - Class A(a)(b)(d)	30,614	992,200
Las Vegas Sands Corp.(b)	2,511	144,558
Liberty Global, Inc. - Class A(a)(b)	13,300	666,064
Liberty Interactive Corp. - Class A(a)(b)(d)	78,912	1,506,430
Liberty Media Corp. - Liberty Capital(a)(b)(d)	20,170	1,777,985
Man Wah Holdings, Ltd.	1,498,600	876,132
MGM Resorts International(a)(b)(d)	50,712	690,697
Monro Muffler Brake, Inc.(b)	9,200	381,708
News Corp.- Class A(b)	80,000	1,575,200
Orient-Express Hotels, Ltd.(a)(b)	69,764	711,593
priceline.com, Inc.(a)(b)	500	358,750
Time Warner, Inc.(b)(d)	38,455	1,451,676
Viacom, Inc. - Class B(b)(d)	38,200	1,812,972
The Walt Disney Co.(b)	9,702	424,753

		25,844,649

Consumer Staples 2.83%
Brazil Pharma S.A.(a)(c)	66,772	385,902
China Mengniu Dairy Co., Ltd.	183,000	536,118
China Resources Enterprise, Ltd.	212,800	742,623
Cia de Bebidas das Americas - ADR(b)(d)	25,700	1,061,924
Raia Drogasil S.A.	25,588	245,724
Tingyi (Cayman Islands) Holding Corp.	266,000	768,999
Vinda International Holdings, Ltd.	500,960	774,127

	Shares	Value
Consumer Staples (continued)
Want Want China Holdings, Ltd.	269,000	$300,677

		4,816,094

Energy 22.45%
Non-North American Producers 2.48%
BP PLC - Sponsored ADR(b)	21,700	976,500
Inpex Corp.	87	587,568
InterOil Corp.(a)(b)(d)	25,259	1,298,565
OGX Petroleo e Gas Participacoes S.A.(a)	163,900	1,357,566

		4,220,199

Oil Leveraged Exploration & Production 3.17%
Anadarko Petroleum Corp.(b)(d)	17,887	1,401,267
Energy XXI Bermuda, Ltd.(a)(b)	11,649	420,645
EOG Resources, Inc.(b)(d)	7,400	822,140
Hess Corp.(b)	11,548	680,755
Petrobank Energy & Resources, Ltd.(a)	33,423	530,104
Pioneer Natural Resources Co.(b)(d)	13,800	1,539,942

		5,394,853

Oil Services & Drillers 9.20%
Cameron International Corp.(a)(b)	28,226	1,491,180
Diamond Offshore Drilling, Inc.(b)	15,700	1,047,975
Ensco PLC - Sponsored ADR(b)(d)	35,172	1,861,654
National Oilwell Varco, Inc.(b)(d)	39,350	3,127,144
Noble Corp.(a)(b)(d)	42,200	1,581,234
Oil States International, Inc.(a)(b)(d)	14,889	1,162,235
Rowan Cos., Inc.(a)(b)	18,559	611,148
Seadrill, Ltd.(b)(d)	26,000	975,260
Tidewater, Inc.(b)	27,700	1,496,354
Transocean, Ltd.(b)(d)	41,900	2,291,930

		15,646,114

Refiners 5.00%
HollyFrontier Corp.(b)	44,148	1,419,358
Marathon Petroleum Corp.(b)(d)	76,904	3,334,558
Tesoro Corp.(a)(b)	37,200	998,448
Valero Energy Corp.(b)(d)	62,000	1,597,740
Western Refining, Inc.(b)	61,156	1,150,956

		8,501,060

Tankers 2.60%
Golar LNG Partners LP(b)	28,143	1,044,668
Golar LNG, Ltd.(b)(d)	88,836	3,380,210

		4,424,878

TOTAL ENERGY		38,187,104

Energy Infrastructure & Capital Equipment 2.65%
Dresser-Rand Group, Inc.(a)(b)(d)	13,171	611,003

8	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
March 31, 2012

	Shares	Value
Energy Infrastructure & Capital Equipment (continued)
Foster Wheeler AG(a)(b)	39,600	$901,296
KBR, Inc.(b)	17,300	615,015
McDermott International, Inc.(a)(b)	130,500	1,671,705
Tenaris S.A. - ADR(b)	18,750	716,812

		4,515,831

Financials 32.51%
Capital Markets 9.95%
Ares Capital Corp.(b)(d)	259,592	4,244,329
CITIC Securities Co., Ltd. - Class H(a)	216,000	433,917
The Goldman Sachs Group, Inc.(b)(d)	23,300	2,897,821
Golub Capital BDC, Inc.(b)(d)	53,100	810,837
Indochina Capital Vietnam Holdings, Ltd.(a)(c)(e)	15,596	19,963
Medley Capital Corp.(b)(d)	34,088	384,172
Morgan Stanley(b)(d)	142,522	2,799,132
PennantPark Floating Rate Capital, Ltd.(b)(d)	21,800	256,150
PennantPark Investment Corp.(b)	182,346	1,896,398
Solar Capital, Ltd.(b)(d)	115,394	2,546,746
Solar Senior Capital, Ltd.(b)(d)	39,147	630,658

		16,920,123

Commercial Banks 3.78%
Bank of China, Ltd. - Class H	3,776,000	1,521,963
China Construction Bank Corp. - Class H	3,490,757	2,697,110
Industrial & Commercial Bank of China - Class H	3,420,500	2,206,760

		6,425,833

Consumer Finance 2.50%
Discover Financial Services(b)	12,800	426,752
Mastercard, Inc. - Class A(b)	4,657	1,958,455
Visa, Inc. - Class A(b)(d)	15,896	1,875,728

		4,260,935

Diversified Financials 6.90%
Bank of America Corp.(b)(d)	583,609	5,585,138
Citigroup, Inc.(b)(d)	101,564	3,712,164
The NASDAQ OMX Group, Inc.(a)(b)	10,983	284,460
People’s United Financial, Inc.(b)(d)	112,843	1,494,041
Valley National Bancorp(b)(d)	51,680	669,256

		11,745,059

Mortgage-Backed Securities Real Estate Investment Trusts 6.63%
American Capital Agency Corp.(b)	123,109	3,636,640
American Capital Mortgage Investment Corp.(b)	22,734	494,919

	Shares	Value
Financials (continued)
Capstead Mortgage Corp.(b)(d)	193,203	$2,532,891
CYS Investments, Inc.(b)(d)	85,581	1,120,255
Dynex Capital, Inc.(b)(d)	94,894	906,238
Hatteras Financial Corp.(b)	92,866	2,590,962

		11,281,905

Real Estate Investment Trusts 1.30%
AIMS AMP Capital Industrial REIT	103,927	93,010
Ascendas Real Estate Investment Trust	838,000	1,346,613
Ascott Residence Trust	416,874	353,184
Select Income REIT(a)(b)(c)	18,300	413,214

		2,206,021

Real Estate Management & Development 1.45%
Aliansce Shopping Centers S.A.	29,080	275,913
BHG S.A. - Brazil Hospitality Group(a)	26,103	314,589
BR Malls Participacoes S.A.	53,957	697,573
Iguatemi Empresa de Shopping Centers S.A.	10,251	235,294
Multiplan Empreendimentos Imobiliarios S.A.	18,300	420,144
Sonae Sierra Brasil S.A.	32,752	522,647

		2,466,160

TOTAL FINANCIALS		55,306,036

Health Care 1.39%
Sanofi - ADR(b)(d)	61,247	2,373,321

Industrials 6.15%
Brenntag AG	14,110	1,727,924
Copa Holdings S.A.(b)	6,179	489,377
Delta Air Lines, Inc.(a)(b)(d)	145,096	1,437,901
Sensata Technologies Holding NV(a)(b)(d)	30,512	1,021,542
TE Connectivity, Ltd.(b)	23,600	867,300
Towers Watson & Co.(b)	6,100	403,027
TransDigm Group, Inc.(a)(b)	19,706	2,281,167
United Continental Holdings, Inc.(a)(b)(d)	29,685	638,228
Verisk Analytics, Inc. - Class A(a)(b)	17,921	841,749
Wesco Aircraft Holdings, Inc.(a)(b)	46,800	758,160

		10,466,375

Information Technology 22.66%
Apple, Inc.(a)(b)(d)	7,437	4,458,258
Arrow Electronics, Inc.(a)(b)(d)	68,600	2,879,142
Avnet, Inc.(a)(b)(d)	61,129	2,224,484
eBay, Inc.(a)(b)(d)	64,290	2,371,658

Annual Report | March 31, 2012	9

Statement of Investments	Clough Global Allocation Fund
March 31, 2012

	Shares	Value
Information Technology (continued)
EMC Corp.(a)(b)(d)	56,437	$1,686,338
Google, Inc. - Class A(a)(b)(d)	8,712	5,586,483
Lenovo Group, Ltd.	3,398,000	3,058,640
Micron Technology, Inc.(a)(b)	65,914	533,904
Microsoft Corp.(b)(d)	206,301	6,653,207
Samsung Electronics Co., Ltd.	1,999	2,249,437
Seagate Technology(b)(d)	92,000	2,479,400
VeriFone Systems, Inc.(a)(b)	21,807	1,131,129
Viasat, Inc.(a)(b)	25,700	1,238,997
Western Digital Corp.(a)(b)	48,200	1,994,998

		38,546,075

Materials 2.01%
Crown Holdings, Inc.(a)(b)(d)	34,353	1,265,221
Georgia Gulf Corp.(a)(b)	18,800	655,744
LG Chem, Ltd.	2,976	971,819
Westlake Chemical Corp.	8,000	518,320

		3,411,104

Telecommunication Services 2.14%
DiGi.Com Bhd	338,000	447,945
Maxis Bhd	771,900	1,534,477
Philippine Long Distance Telephone Co.	12,415	780,727
StarHub, Ltd.	183,438	452,375
Telekom Malaysia Bhd	240,900	418,341

		3,633,865

Utilities 8.58%
AES Corp.(a)(b)	107,416	1,403,927
American Electric Power Co., Inc.(b)	24,100	929,778
Calpine Corp.(a)(b)	74,789	1,287,119
CMS Energy Corp.(b)(d)	34,300	754,600
Edison International(b)(d)	21,605	918,428
National Grid PLC - Sponsored ADR(b)(d)	58,672	2,961,763
NiSource, Inc.(b)(d)	46,512	1,132,567
Northeast Utilities(b)(d)	20,598	764,598
OGE Energy Corp.(b)(d)	18,465	987,877
The Williams Cos, Inc.(b)(d)	112,207	3,457,098

		14,597,755

TOTAL COMMON STOCKS (Cost $184,942,080)		201,698,209

	Shares	Value
EXCHANGE TRADED FUNDS 0.38%
iShares® MSCI Japan Index Fund(b)	64,300	$654,574

TOTAL EXCHANGE TRADED FUNDS (Cost $648,108)		654,574

PREFERRED STOCKS 0.39%
The Goodyear Tire & Rubber Co., 5.875%(b)	15,900	658,737

TOTAL PREFERRED STOCKS (Cost $795,994)		658,737

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 2.41%
Dana Holding Corp. 02/15/2021, 6.750% (b)	$505,000	540,350
Ford Motor Credit Co. LLC 02/01/2021, 5.750% (b)	600,000	648,650
Hanesbrands, Inc. 12/15/2020, 6.375% (b)	535,000	552,388
Manufacturers & Traders Trust Co. 12/01/2021, 5.629% (b)(f)	885,000	866,268
TAM Capital 2, Inc. 01/29/2020, 9.500% (b)(g)	520,000	572,780
Visteon Corp. 04/15/2019, 6.750% (b)	895,000	912,900

TOTAL CORPORATE BONDS (Cost $3,915,946)		4,093,336

ASSET/MORTGAGE BACKED SECURITIES 0.34%
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA, 03/20/2037, 21.265%(b)(f)	57,802	62,447
Series 2007-37, Class SB, 03/20/2037, 21.265%(b)(f)	23,838	24,693
Small Business Administration Participation Certificates
Series 2008-20L, Class 1, 12/01/2028, 6.220%(b)	437,572	501,223

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $513,400)		588,363

GOVERNMENT & AGENCY OBLIGATIONS 11.85%
U.S. Treasury Bonds
08/15/2020, 2.625% (b)	7,700,000	8,115,684
11/15/2020, 2.625% (b)	4,975,000	5,229,969
02/15/2021, 3.625% (b)	1,460,000	1,652,310
05/15/2021, 3.125% (b)	2,900,000	3,155,562
02/15/2026, 6.000% (b)	1,450,000	1,998,735

10	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
March 31, 2012

Description	Principal Amount	Value
TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $20,399,259)		$20,152,260

	Number of Contracts	Value
PURCHASED OPTIONS 0.80%
CALL OPTIONS PURCHASED 0.02%
Market Vectors Oil Service ETF, Expires January, 2013, Exercise Price $53.33	624	40,560

TOTAL CALL OPTIONS PURCHASED (Cost $106,501)		40,560

PUT OPTIONS PURCHASED 0.78%
United States Natural Gas Fund LP, Expires July, 2012, Exercise Price $16.00	1,000	168,000
United States Natural Gas Fund LP, Expires July, 2012, Exercise Price $19.00	1,692	626,040
United States Natural Gas Fund LP, Expires October, 2012, Exercise Price $17.00	1,809	525,515

TOTAL PUT OPTIONS PURCHASED (Cost $776,588)		1,319,555

TOTAL PURCHASED OPTIONS (Cost $883,089)		1,360,115

	Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS 16.95%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(h)	16,635,117	16,635,117

U.S. Treasury Bills
U.S. Treasury Bill Discount Notes
05/03/2012, 0.060%(b)(i)	$2,500,000	2,499,864
08/09/2012, 0.120%(b)(i)	2,600,000	2,598,836
11/15/2012, 0.139%(b)(i)	5,100,000	5,095,492
02/07/2013, 0.190%(b)(i)	2,000,000	1,997,154

		12,191,346

TOTAL SHORT-TERM INVESTMENTS (Cost $28,825,999)		28,826,463

		Value
Total Investments - 151.68% (Cost $240,923,875)		$258,032,057

Liabilities in Excess of Other Assets - (51.68%)		(87,911,733)

NET ASSETS - 100.00%		$170,120,324

SCHEDULE OF OPTIONS WRITTEN	Number of Contracts	Value
CALL OPTIONS WRITTEN
Apple, Inc., Expires April, 2012, Exercise Price $525.00	23	$(175,893)

TOTAL CALL OPTIONS WRITTEN (Premiums received $40,409)		(175,893)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCK
Alpha Natural Resources, Inc.	(53,959)	(820,716)
ArcelorMittal - New York Registered Shares	(23,637)	(452,176)
Banco Santander S.A.	(108,936)	(838,316)
Barclays PLC - ADR	(15,686)	(237,643)
Basic Energy Services, Inc.	(37,300)	(647,155)
BHP Billiton, Ltd. - ADR	(31,199)	(2,258,808)
BNP Paribas S.A.	(8,983)	(426,213)
C&J Energy Services, Inc.	(15,861)	(282,167)
Cablevision Systems Corp. - New York Group A Shares	(41,100)	(603,348)
Caterpillar, Inc.	(17,108)	(1,822,344)
Chesapeake Energy Corp.	(46,100)	(1,068,137)
Cimarex Energy Co.	(8,600)	(649,042)
Cloud Peak Energy, Inc.	(58,300)	(928,719)
Credit Agricole S.A.	(52,344)	(325,322)
Deutsche Bank AG	(8,865)	(441,388)
EXCO Resources, Inc.	(65,740)	(435,856)
Fiat SpA	(59,377)	(349,076)
Fortescue Metals Group, Ltd.	(129,189)	(777,497)
Freeport-McMoRan Copper & Gold, Inc.	(29,031)	(1,104,339)
Gannett Co., Inc.	(45,000)	(689,850)
Gardner Denver, Inc.	(10,200)	(642,804)
Intesa Sanpaolo SpA	(231,070)	(414,193)
Joy Global, Inc.	(1,440)	(105,840)
Key Energy Services, Inc.	(51,025)	(788,336)
Komatsu, Ltd.	(17,300)	(493,062)
Nabors Industries, Ltd.	(63,700)	(1,114,113)
Oracle Corp.	(27,200)	(793,152)
Patterson-UTI Energy, Inc.	(66,800)	(1,154,972)
Peabody Energy Corp.	(24,800)	(718,208)
Petroleo Brasileiro S.A. - ADR	(49,100)	(1,304,096)
The Procter & Gamble Co.	(19,600)	(1,317,316)
Rio Tinto PLC - ADR	(38,235)	(2,125,484)

Annual Report | March 31, 2012	11

Statement of Investments	Clough Global Allocation Fund
March 31, 2012

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
RR Donnelley & Sons Co.	(38,517)	$(477,226)
Salesforce.com, Inc.	(1,680)	(259,577)
Schneider Electric S.A.	(20,604)	(1,346,230)
Siemens AG - ADR	(2,045)	(206,218)
Societe Generale S.A.	(10,213)	(299,188)
Superior Energy Services, Inc.	(10,639)	(280,444)
Vale SA - ADR	(101,945)	(2,378,377)
Volvo AB	(12,195)	(177,696)
The Weir Group PLC	(14,005)	(395,151)

		(31,949,795)

EXCHANGE TRADED NOTES
iPath® Dow Jones-UBS Copper Subindex Total Return ETN	(26,400)	(1,295,448)

		(1,295,448)

EXCHANGE TRADED FUNDS
iShares® MSCI Australia Index Fund	(15,157)	(356,341)
iShares® MSCI Hong Kong Index Fund	(16,436)	(286,644)
iShares® Russell 2000® Index Fund	(70,285)	(5,823,112)
SPDR® S&P 500® ETF Trust	(40,400)	(5,685,088)
United States Natural Gas Fund LP	(199,611)	(3,177,807)

		(15,328,992)

TOTAL SECURITIES SOLD SHORT (Proceeds $49,564,851)		$(48,574,235)

(a)	Non-income producing security.
(b)	Pledged security;a portion or all of the security is pledged as collateral for securities sold short or borrowings as of March 31, 2012. (See Note 1 and Note 6)
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2012, these securities had a total value of $1,609,507 or 0.95% of net assets.

(d)	Loaned security; a portion or all of the security is on loan at March 31, 2012.
(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2012, these securities had a total value of $19,963 or 0.01% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of March 31, 2012.
(g)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2012, the aggregate market value of those securities was $572,780, representing 0.34% of net assets.

(h)	Less than 0.0005%.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to the Financial Statements.

12	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
March 31, 2012

	Shares	Value
COMMON STOCKS 124.09%
Consumer Discretionary 15.16%
Allison Transmission Holdings, Inc.(a)(b)(c)	54,000	$1,289,520
AMC Networks, Inc. - Class A(a)(b)	24,445	1,090,980
Arezzo Industria e Comercio S.A.	37,169	637,724
Bosideng International Holdings, Ltd.	8,708,000	2,724,912
CBS Corp. - Class B(b)	72,895	2,471,869
China Lilang, Ltd.	889,000	949,039
Cia Hering	33,399	862,671
Cinemark Holdings, Inc.(b)	127,732	2,803,717
Focus Media Holding, Ltd. - ADR(b)(d)	100,388	2,521,747
Galaxy Entertainment Group, Ltd.(a)	260,000	718,172
The Goodyear Tire & Rubber Co.(a)(b)	10,529	118,135
H&R Block, Inc.(b)(d)	243,459	4,009,770
Lamar Advertising Co. - Class A(a)(b)(d)	49,720	1,611,425
Las Vegas Sands Corp.(b)	4,077	234,713
Liberty Global, Inc. - Class A(a)(b)	21,700	1,086,736
Liberty Interactive Corp. - Class A(a)(b)(d)	129,086	2,464,252
Liberty Media Corp. - Liberty Capital(a)(b)	32,787	2,890,174
Man Wah Holdings, Ltd.	2,456,000	1,435,860
MGM Resorts International(a)(b)(d)	83,217	1,133,416
Monro Muffler Brake, Inc.(b)	15,000	622,350
News Corp.- Class A(b)	130,400	2,567,576
Orient-Express Hotels, Ltd.(a)(b)	113,786	1,160,617
priceline.com, Inc.(a)(b)	800	574,000
Time Warner, Inc.(b)(d)	62,708	2,367,227
Viacom, Inc. - Class B(b)(d)	62,400	2,961,504
The Walt Disney Co.(b)	15,827	692,906

		42,001,012

Consumer Staples 2.84%
Brazil Pharma S.A.(a)(c)	109,224	631,249
China Mengniu Dairy Co., Ltd.	299,000	875,952
China Resources Enterprise, Ltd.	342,900	1,196,643
Cia de Bebidas das Americas - ADR(b)(d)	42,100	1,739,572
Raia Drogasil S.A.	42,007	403,398
Tingyi (Cayman Islands) Holding Corp.	432,000	1,248,901
Vinda International Holdings, Ltd.	818,885	1,265,412

	Shares	Value
Consumer Staples (continued)
Want Want China Holdings, Ltd.	439,000	$490,695

		7,851,822

Energy 22.60%
Non-North American Producers 2.48%
BP PLC - Sponsored ADR(b)	35,300	1,588,500
Inpex Corp.	142	959,019
InterOil Corp.(a)(b)	41,134	2,114,699
OGX Petroleo e Gas Participacoes S.A.(a)	267,100	2,212,359

		6,874,577

Oil Leveraged Exploration & Production 3.18%
Anadarko Petroleum Corp.(b)(d)	28,875	2,262,067
Energy XXI Bermuda, Ltd.(a)(b)	18,998	686,018
EOG Resources, Inc.(b)(d)	12,200	1,355,420
Hess Corp.(b)	18,908	1,114,627
Petrobank Energy & Resources, Ltd.(a)	54,489	864,220
Pioneer Natural Resources Co.(b)(d)	22,500	2,510,775

		8,793,127

Oil Services & Drillers 9.23%
Cameron International Corp.(a)(b)(d)	46,077	2,434,248
Diamond Offshore Drilling, Inc.(b)	25,600	1,708,800
Ensco PLC - Sponsored ADR(b)(d)	57,363	3,036,224
National Oilwell Varco, Inc.(b)	64,582	5,132,332
Noble Corp.(a)(b)	68,900	2,581,683
Oil States International, Inc.(a)(b)(d)	24,323	1,898,653
Rowan Cos., Inc.(a)(b)	30,295	997,614
Seadrill, Ltd.(b)(d)	42,500	1,594,175
Tidewater, Inc.(b)	45,100	2,436,302
Transocean, Ltd.(b)(d)	68,500	3,746,950

		25,566,981

Refiners 5.01%
HollyFrontier Corp.(b)	71,942	2,312,935
Marathon Petroleum Corp.(b)(d)	125,695	5,450,135
Tesoro Corp.(a)(b)	60,700	1,629,188
Valero Energy Corp.(b)	101,100	2,605,347
Western Refining, Inc.(b)	99,717	1,876,674

		13,874,279

Tankers 2.70%
Golar LNG Partners LP(b)	46,036	1,708,856

Annual Report | March 31, 2012	13

Statement of Investments	Clough Global Equity Fund
March 31, 2012

	Shares	Value
Energy (continued)
Golar LNG, Ltd.(b)(d)	151,954	$5,781,850

		7,490,706

TOTAL ENERGY		62,599,670

Energy Infrastructure & Capital Equipment 2.66%
Dresser-Rand Group, Inc.(a)(b)(d)	21,801	1,011,349
Foster Wheeler AG(a)(b)	64,600	1,470,296
KBR, Inc.(b)	28,200	1,002,510
McDermott International, Inc.(a)(b)	212,700	2,724,687
Tenaris S.A. - ADR(b)	30,536	1,167,391

		7,376,233

Financials 32.67%
Capital Markets 10.06%
Ares Capital Corp.(b)(d)	430,880	7,044,888
CITIC Securities Co., Ltd. - Class H(a)	351,500	706,119
The Goldman Sachs Group, Inc.(b)(d)	38,100	4,738,497
Golub Capital BDC, Inc.(b)(d)	87,100	1,330,017
Indochina Capital Vietnam Holdings, Ltd.(a)(c)(e)	23,394	29,944
Medley Capital Corp.(b)(d)	55,928	630,309
Morgan Stanley(b)(d)	232,323	4,562,824
PennantPark Floating Rate Capital, Ltd.(b)(d)	35,700	419,475
PennantPark Investment Corp.(b)	311,306	3,237,582
Solar Capital, Ltd.(b)(d)	188,119	4,151,786
Solar Senior Capital, Ltd.(b)(d)	64,139	1,033,279

		27,884,720

Commercial Banks 3.78%
Bank of China, Ltd. - Class H	6,160,000	2,482,863
China Construction Bank Corp. - Class H	5,690,688	4,396,872
Industrial & Commercial Bank of China - Class H	5,580,600	3,600,364

		10,480,099

Consumer Finance 2.50%
Discover Financial Services(b)	20,900	696,806
Mastercard, Inc. - Class A(b)(d)	7,515	3,160,358
Visa, Inc. - Class A(b)(d)	25,965	3,063,870

		6,921,034

Diversified Financials 6.92%
Bank of America Corp.(b)(d)	952,268	9,113,205
Citigroup, Inc.(b)(d)	166,006	6,067,519
The NASDAQ OMX Group, Inc.(a)(b)	17,910	463,869
People’s United Financial, Inc.(b)(d)	183,975	2,435,829

	Shares	Value
Financials (continued)
Valley National Bancorp(b)(d)	84,545	$1,094,858

		19,175,280

Mortgage-Backed Securities Real Estate Investment Trusts 6.65%
American Capital Agency Corp.(b)(d)	200,846	5,932,991
American Capital Mortgage Investment Corp.(b)	37,003	805,555
Capstead Mortgage Corp.(b)(d)	316,378	4,147,716
CYS Investments, Inc.(b)(d)	139,539	1,826,566
Dynex Capital, Inc.(b)(d)	155,613	1,486,104
Hatteras Financial Corp.(b)	151,628	4,230,421

		18,429,353

Real Estate Investment Trusts 1.30%
AIMS AMP Capital Industrial REIT	169,381	151,588
Ascendas Real Estate Investment Trust	1,370,000	2,201,504
Ascott Residence Trust	682,302	578,061
Select Income REIT(a)(b)(c)	29,700	670,626

		3,601,779

Real Estate Management & Development 1.46%
Aliansce Shopping Centers S.A.	47,653	452,135
BHG S.A. - Brazil Hospitality Group(a)	42,939	517,493
BR Malls Participacoes S.A.	88,128	1,139,347
Iguatemi Empresa de Shopping Centers S.A.	16,791	385,408
Multiplan Empreendimentos Imobiliarios S.A.	29,800	684,170
Sonae Sierra Brasil S.A.	53,577	854,966

		4,033,519

TOTAL FINANCIALS		90,525,784

Health Care 1.40%
Sanofi - ADR(b)(d)	100,162	3,881,277

Industrials 6.20%
Brenntag AG	23,030	2,820,276
Copa Holdings S.A.(b)	10,124	801,821
Delta Air Lines, Inc.(a)(b)(d)	236,716	2,345,855
Sensata Technologies Holding NV(a)(b)(d)	50,240	1,682,035
TE Connectivity, Ltd.(b)(d)	38,600	1,418,550
Towers Watson & Co.(b)	9,900	654,093
TransDigm Group, Inc.(a)(b)	32,349	3,744,720
United Continental Holdings, Inc.(a)(b)(d)	48,324	1,038,966
Verisk Analytics, Inc. - Class A(a)(b)	30,600	1,437,282

14	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
March 31, 2012

	Shares	Value
Industrials (continued)
Wesco Aircraft Holdings, Inc.(a)(b)(d)	76,600	$1,240,920

		17,184,518

Information Technology 22.69%
Apple, Inc.(a)(b)(d)	12,130	7,271,571
Arrow Electronics, Inc.(a)(b)(d)	112,000	4,700,640
Avnet, Inc.(a)(b)(d)	100,213	3,646,751
eBay, Inc.(a)(b)(d)	104,850	3,867,916
EMC Corp.(a)(b)(d)	92,050	2,750,454
Google, Inc. - Class A(a)(b)(d)	14,077	9,026,735
Lenovo Group, Ltd.	5,538,000	4,984,917
Micron Technology, Inc.(a)(b)	107,419	870,094
Microsoft Corp.(b)(d)	338,550	10,918,238
Samsung Electronics Co., Ltd.	3,259	3,667,292
Seagate Technology(b)(d)	150,100	4,045,195
VeriFone Systems, Inc.(a)(b)	35,509	1,841,852
Viasat, Inc.(a)(b)	41,900	2,019,999
Western Digital Corp.(a)(b)	78,600	3,253,254

		62,864,908

Materials 2.01%
Crown Holdings, Inc.(a)(b)	56,063	2,064,800
Georgia Gulf Corp.(a)(b)	30,700	1,070,816
LG Chem, Ltd.	4,853	1,584,758
Westlake Chemical Corp.	13,100	848,749

		5,569,123

Telecommunication Services 2.15%
DiGi.Com Bhd	555,000	735,531
Maxis Bhd	1,262,900	2,510,547
Philippine Long Distance Telephone Co.	20,310	1,277,210
StarHub, Ltd.	300,669	741,477
Telekom Malaysia Bhd	395,200	686,295

		5,951,060

Utilities 13.71%
AES Corp.(a)(b)(d)	175,242	2,290,413
Alliant Energy Corp.(b)(d)	33,200	1,438,224
American Electric Power Co., Inc.(b)(d)	77,700	2,997,666
Calpine Corp.(a)(b)	121,923	2,098,295
CMS Energy Corp.(b)(d)	67,900	1,493,800
Duke Energy Corp.(b)(d)	209,000	4,391,090
Edison International(b)(d)	38,298	1,628,048
Entergy Corp.(b)(d)	16,700	1,122,240
Exelon Corp.(b)	26,505	1,039,261

	Shares	Value
Utilities (continued)
National Grid PLC - Sponsored ADR(b)(d)	105,399	$5,320,541
NiSource, Inc.(b)(d)	81,054	1,973,665
Northeast Utilities(b)(d)	36,697	1,362,193
NV Energy, Inc.(b)(d)	223,200	3,597,984
OGE Energy Corp.(b)	30,052	1,607,782
The Williams Cos, Inc.(b)(d)	182,796	5,631,945

		37,993,147

TOTAL COMMON STOCKS (Cost $314,984,248)		343,798,554

EXCHANGE TRADED FUNDS 0.38%
iShares® MSCI Japan Index Fund(b)	104,800	1,066,864

TOTAL EXCHANGE TRADED FUNDS (Cost $1,056,326)		1,066,864

PREFERRED STOCKS 0.39%
The Goodyear Tire & Rubber Co., 5.875%(b)	26,000	1,077,180

TOTAL PREFERRED STOCKS (Cost $1,301,625)		1,077,180

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 2.38%
Dana Holding Corp.
02/15/2021, 6.750% (b)	$830,000	888,100
Ford Motor Credit Co. LLC
02/01/2021, 5.750% (b)	985,000	1,064,868
Hanesbrands, Inc.
12/15/2020, 6.375% (b)	860,000	887,950
Manufacturers & Traders Trust Co.
12/01/2021, 5.629% (b)(f)	1,435,000	1,404,627
TAM Capital 2, Inc.
01/29/2020, 9.500% (b)(g)	775,000	853,662
Visteon Corp.
04/15/2019, 6.750% (b)	1,455,000	1,484,100

TOTAL CORPORATE BONDS (Cost $6,302,470)		6,583,307

ASSET/MORTGAGE BACKED SECURITIES 0.26%
Freddie Mac REMICS
Series 2007-3271, Class AS, 02/15/2037, 37.369%(b)(e)(f)	472,229	585,045

Annual Report | March 31, 2012	15

Statement of Investments	Clough Global Equity Fund
March 31, 2012

Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA, 03/20/2037, 21.265%(b)(f)	$98,311	$106,211
Series 2007-37, Class SB, 03/20/2037, 21.265%(b)(f)	40,543	41,998

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $595,447)		733,254

GOVERNMENT & AGENCY OBLIGATIONS 5.58%
U.S. Treasury Bonds
11/15/2020, 2.625% (b)	6,770,000	7,116,963
05/15/2021, 3.125% (b)	4,675,000	5,086,984
02/15/2026, 6.000% (b)	2,370,000	3,266,898

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $15,682,232)		15,470,845

	Number of Contracts	Value
PURCHASED OPTIONS 0.81%
CALL OPTIONS PURCHASED 0.02%
Market Vectors Oil Service ETF, Expires January, 2013, Exercise Price $53.33	939	61,035

TOTAL CALL OPTIONS PURCHASED (Cost $160,264)		61,035

PUT OPTIONS PURCHASED 0.79%
United States Natural Gas Fund LP, Expires July, 2012, Exercise Price $16.00	1,600	268,800
United States Natural Gas Fund LP, Expires July, 2012, Exercise Price $19.00	2,821	1,043,770
United States Natural Gas Fund LP, Expires October, 2012, Exercise Price $17.00	2,990	868,595

TOTAL PUT OPTIONS PURCHASED (Cost $1,281,665)		2,181,165

TOTAL PURCHASED OPTIONS (Cost $1,441,929)		2,242,200

	Shares	Value
SHORT-TERM INVESTMENTS 19.88%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(h)	30,688,906	30,688,906

	Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills
U.S. Treasury Bill Discount Notes
05/03/2012, 0.060%(b)(i)	$3,000,000	$2,999,837
08/09/2012, 0.120%(b)(i)	2,200,000	2,199,015
11/15/2012, 0.129%(b)(i)	10,200,000	10,191,643
02/07/2013, 0.178%(b)(i)	9,000,000	8,987,193

		24,377,688
TOTAL SHORT-TERM INVESTMENTS (Cost $55,065,522)		55,066,594

Total Investments - 153.77% (Cost $396,429,799)		426,038,798

Liabilities in Excess of Other Assets - (53.77%)		(148,977,319)

NET ASSETS - 100.00%		$277,061,479

SCHEDULE OF OPTIONS WRITTEN	Number of Contracts	Value
CALL OPTIONS WRITTEN
Apple, Inc., Expires April, 2012, Exercise Price $525.00	38	$(290,605)

TOTAL CALL OPTIONS WRITTEN (Premiums received $66,763)		(290,605)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCK
Alpha Natural Resources, Inc.	(88,019)	(1,338,769)
ArcelorMittal - New York Registered Shares	(38,445)	(735,453)
Banco Santander S.A.	(177,579)	(1,366,557)
Barclays PLC - ADR	(25,618)	(388,113)
Basic Energy Services, Inc.	(60,686)	(1,052,902)
BHP Billiton, Ltd. - ADR	(50,860)	(3,682,264)
BNP Paribas S.A.	(14,644)	(694,808)
C&J Energy Services, Inc.	(25,896)	(460,690)
Cablevision Systems Corp. - New York Group A Shares	(67,100)	(985,028)
Caterpillar, Inc.	(27,890)	(2,970,843)
Chesapeake Energy Corp.	(75,200)	(1,742,384)
Cimarex Energy Co.	(14,000)	(1,056,580)
Cloud Peak Energy, Inc.	(95,100)	(1,514,943)
Credit Agricole S.A.	(85,370)	(530,581)
Deutsche Bank AG	(14,261)	(710,055)
EXCO Resources, Inc.	(107,167)	(710,517)
Fiat SpA	(96,789)	(569,021)
Fortescue Metals Group, Ltd.	(210,563)	(1,267,230)
Freeport-McMoRan Copper & Gold, Inc.	(47,399)	(1,803,058)
Gannett Co., Inc.	(73,500)	(1,126,755)
Gardner Denver, Inc.	(16,700)	(1,052,434)

16	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
March 31, 2012

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Intesa Sanpaolo SpA	(376,815)	$(675,442)
Joy Global, Inc.	(2,362)	(173,607)
Key Energy Services, Inc.	(83,248)	(1,286,182)
Komatsu, Ltd.	(28,200)	(803,719)
Nabors Industries, Ltd.	(103,800)	(1,815,462)
Oracle Corp.	(44,400)	(1,294,704)
Patterson-UTI Energy, Inc.	(108,900)	(1,882,881)
Peabody Energy Corp.	(40,300)	(1,167,088)
Petroleo Brasileiro S.A. - ADR	(80,100)	(2,127,456)
The Procter & Gamble Co.	(32,000)	(2,150,720)
Rio Tinto PLC - ADR	(62,501)	(3,474,431)
RR Donnelley & Sons Co.	(62,906)	(779,405)
Salesforce.com, Inc.	(2,646)	(408,833)
Schneider Electric S.A.	(33,587)	(2,194,517)
Siemens AG - ADR	(3,329)	(335,696)
Societe Generale S.A.	(16,652)	(487,818)
Superior Energy Services, Inc.	(17,395)	(458,532)
Vale SA - ADR	(166,070)	(3,874,413)
Volvo AB	(19,880)	(289,675)
The Weir Group PLC	(22,875)	(645,417)

		(52,084,983)

EXCHANGE TRADED NOTES
iPath® Dow Jones-UBS Copper Subindex Total Return ETN	(43,100)	(2,114,917)

		(2,114,917)

EXCHANGE TRADED FUNDS
iShares® MSCI Australia Index Fund	(24,773)	(582,413)
iShares® MSCI Hong Kong Index Fund	(26,812)	(467,601)
iShares® Russell 2000® Index Fund	(114,670)	(9,500,410)
SPDR® S&P 500® ETF Trust	(66,000)	(9,287,520)
United States Natural Gas Fund LP	(325,518)	(5,182,247)

		(25,020,191)

TOTAL SECURITIES SOLD SHORT (Proceeds $80,840,343)		$(79,220,091)

(a)	Non-income producing security.
(b)	Pledged security;a portion or all of the security is pledged as collateral for securities sold short or borrowings as of March 31, 2012. (See Note 1 and Note 6)
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2012, these securities had a total value of $2,621,339 or 0.95% of net assets.

(d)	Loaned security; a portion or all of the security is on loan at March 31, 2012.
(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2012, these securities had a total value of $614,989 or 0.22% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of March 31, 2012.
(g)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2012, the aggregate market value of those securities was $853,662, representing 0.31% of net assets.

(h)	Less than 0.0005%.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to the Financial Statements.

Annual Report | March 31, 2012	17

Statement of Investments	Clough Global Opportunities Fund
March 31, 2012

	Shares	Value
COMMON STOCKS 119.67%
Consumer Discretionary 15.37%
Allison Transmission Holdings, Inc.(a)(b)(c)	140,000	$3,343,200
AMC Networks, Inc. - Class A(a)(b)	63,918	2,852,660
Arezzo Industria e Comercio S.A.	96,395	1,653,889
Bosideng International Holdings, Ltd.	22,744,000	7,117,065
CBS Corp. - Class B(b)	203,431	6,898,345
China Lilang, Ltd.	2,317,000	2,473,480
Cia Hering	87,300	2,254,893
Cinemark Holdings, Inc.(b)	333,353	7,317,098
Focus Media Holding, Ltd. - ADR(b)(d)	261,847	6,577,597
Galaxy Entertainment Group, Ltd.(a)	677,000	1,870,009
The Goodyear Tire & Rubber Co.(a)(b)	27,074	303,770
H&R Block, Inc.(b)(d)	635,812	10,471,824
Lamar Advertising Co. - Class A(a)(b)(d)	130,325	4,223,833
Las Vegas Sands Corp.(b)	10,647	612,948
Liberty Global, Inc. - Class A(a)(b)	56,700	2,839,536
Liberty Interactive Corp. - Class A(a)(b)(d)	334,902	6,393,279
Liberty Media Corp. - Liberty Capital(a)(b)(d)	85,846	7,567,325
Man Wah Holdings, Ltd.	6,430,900	3,759,719
MGM Resorts International(a)(b)(d)	216,763	2,952,312
Monro Muffler Brake, Inc.(b)	39,000	1,618,110
News Corp.- Class A(b)(d)	340,600	6,706,414
Orient-Express Hotels, Ltd.(a)(b)	296,550	3,024,810
priceline.com, Inc.(a)(b)	2,200	1,578,500
Time Warner, Inc.(b)(d)	163,636	6,177,259
Viacom, Inc. - Class B(b)(d)	162,600	7,716,996
The Walt Disney Co.(b)	41,309	1,808,508

		110,113,379

Consumer Staples 2.86%
Brazil Pharma S.A.(a)(c)	282,974	1,635,419
China Mengniu Dairy Co., Ltd.	780,000	2,285,093
China Resources Enterprise, Ltd.	892,600	3,114,971
Cia de Bebidas das Americas - ADR(b)(d)	109,900	4,541,068
Raia Drogasil S.A.	109,048	1,047,200
Tingyi (Cayman Islands) Holding Corp.	1,130,000	3,266,800
Vinda International Holdings, Ltd.	2,135,589	3,300,097

	Shares	Value
Consumer Staples (continued)
Want Want China Holdings, Ltd.	1,144,000	$1,278,714

		20,469,362

Energy 22.71%
Non-North American Producers 2.51%
BP PLC - Sponsored ADR(b)	92,400	4,158,000
Inpex Corp.	371	2,505,606
InterOil Corp.(a)(b)(d)	108,009	5,552,743
OGX Petroleo e Gas Participacoes S.A.(a)	697,100	5,774,002

		17,990,351

Oil Leveraged Exploration & Production 3.21%
Anadarko Petroleum Corp.(b)(d)	75,439	5,909,891
Energy XXI Bermuda, Ltd.(a)(b)	49,663	1,793,331
EOG Resources, Inc.(b)(d)	32,200	3,577,420
Hess Corp.(b)	49,362	2,909,890
Petrobank Energy & Resources, Ltd.(a)	142,033	2,252,706
Pioneer Natural Resources Co.(b)(d)	58,700	6,550,333

		22,993,571

Oil Services & Drillers 9.31%
Cameron International Corp.(a)(b)(d)	120,540	6,368,128
Diamond Offshore Drilling, Inc.(b)	66,700	4,452,225
Ensco PLC - Sponsored ADR(b)(d)	149,098	7,891,757
National Oilwell Varco, Inc.(b)(d)	168,795	13,414,139
Noble Corp.(a)(b)	179,600	6,729,612
Oil States International, Inc.(a)(b)(d)	63,440	4,952,126
Rowan Cos., Inc.(a)(b)	78,822	2,595,609
Seadrill, Ltd.(b)(d)	110,800	4,156,108
Tidewater, Inc.(b)	117,700	6,358,154
Transocean, Ltd.(b)(d)	178,400	9,758,480

		66,676,338

Refiners 5.06%
HollyFrontier Corp.(b)	187,760	6,036,484
Marathon Petroleum Corp.(b)(d)	327,991	14,221,690
Tesoro Corp.(a)(b)	158,300	4,248,772
Valero Energy Corp.(b)	263,700	6,795,549
Western Refining, Inc.(b)	260,037	4,893,896

		36,196,391

Tankers 2.62%
Golar LNG Partners LP(b)	119,744	4,444,897

18	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
March 31, 2012

	Shares	Value
Energy (continued)
Golar LNG, Ltd.(b)(d)	376,910	$14,341,426

		18,786,323

TOTAL ENERGY		162,642,974

Energy Infrastructure & Capital Equipment 2.69%
Dresser-Rand Group, Inc.(a)(b)(d)	56,597	2,625,535
Foster Wheeler AG(a)(b)	168,400	3,832,784
KBR, Inc.(b)	73,600	2,616,480
McDermott International, Inc.(a)(b)	555,300	7,113,393
Tenaris S.A. - ADR(b)	80,004	3,058,553

		19,246,745

Financials 32.78%
Capital Markets 9.96%
Ares Capital Corp.(b)(d)	1,095,236	17,907,109
CITIC Securities Co., Ltd. - Class H(a)	919,000	1,846,154
The Goldman Sachs Group, Inc.(b)(d)	99,200	12,337,504
Golub Capital BDC, Inc.(b)(d)	226,900	3,464,763
Indochina Capital Vietnam Holdings, Ltd.(a)(c)(e)	54,585	69,869
Medley Capital Corp.(b)(d)	146,188	1,647,539
Morgan Stanley(b)(d)	606,698	11,915,549
PennantPark Floating Rate Capital, Ltd.(b)	92,500	1,086,875
PennantPark Investment Corp.(b)	726,788	7,558,595
Solar Capital, Ltd.(b)(d)	487,745	10,764,532
Solar Senior Capital, Ltd.(b)(d)	167,431	2,697,313

		71,295,802

Commercial Banks 3.82%
Bank of China, Ltd. - Class H	16,058,000	6,472,373
China Construction Bank Corp. - Class H	14,869,203	11,488,590
Industrial & Commercial Bank of China - Class H	14,559,600	9,393,230

		27,354,193

Consumer Finance 2.52%
Discover Financial Services(b)	54,500	1,817,030
Mastercard, Inc. - Class A(b)(d)	19,628	8,254,359
Visa, Inc. - Class A(b)(d)	67,683	7,986,594

		18,057,983

Diversified Financials 6.98%
Bank of America Corp.(b)(d)	2,481,917	23,751,946
Citigroup, Inc.(b)(d)	432,846	15,820,521
The NASDAQ OMX Group, Inc.(a)(b)	46,772	1,211,395

	Shares	Value
Financials (continued)
People’s United Financial, Inc.(b)(d)	480,652	$6,363,832
Valley National Bancorp(b)(d)	220,985	2,861,756

		50,009,450

Mortgage-Backed Securities Real Estate Investment Trusts 6.71%
American Capital Agency Corp.(b)(d)	524,115	15,482,357
American Capital Mortgage Investment Corp.(b)	96,554	2,101,981
Capstead Mortgage Corp.(b)(d)	825,479	10,822,030
CYS Investments, Inc.(b)(d)	364,122	4,766,357
Dynex Capital, Inc.(b)(d)	405,253	3,870,166
Hatteras Financial Corp.(b)	395,187	11,025,717

		48,068,608

Real Estate Investment Trusts 1.32%
AIMS AMP Capital Industrial REIT	442,692	396,188
Ascendas Real Estate Investment Trust	3,597,000	5,780,152
Ascott Residence Trust	1,781,824	1,509,600
Select Income REIT(a)(b)(c)	77,000	1,738,660

		9,424,600

Real Estate Management & Development 1.47%
Aliansce Shopping Centers S.A.	124,534	1,181,587
BHG S.A. - Brazil Hospitality Group(a)	111,949	1,349,190
BR Malls Participacoes S.A.	230,248	2,976,720
Iguatemi Empresa de Shopping Centers S.A.	43,830	1,006,041
Multiplan Empreendimentos Imobiliarios S.A.	77,900	1,788,484
Sonae Sierra Brasil S.A.	140,238	2,237,877

		10,539,899

TOTAL FINANCIALS		234,750,535

Health Care 1.42%
Sanofi - ADR(b)(d)	261,718	10,141,572

Industrials 6.25%
Brenntag AG	60,270	7,380,722
Copa Holdings S.A.(b)	26,388	2,089,929
Delta Air Lines, Inc.(a)(b)(d)	617,879	6,123,181
Sensata Technologies Holding NV(a)(b)(d)	131,100	4,389,228
TE Connectivity, Ltd.(b)	100,500	3,693,375
Towers Watson & Co.(b)	25,900	1,711,213
TransDigm Group, Inc.(a)(b)	83,347	9,648,249

Annual Report | March 31, 2012	19

Statement of Investments	Clough Global Opportunities Fund
March 31, 2012

	Shares	Value
Industrials (continued)
United Continental Holdings, Inc.(a)(b)(d)	126,180	$2,712,870
Verisk Analytics, Inc. - Class A(a)(b)	81,313	3,819,272
Wesco Aircraft Holdings, Inc.(a)(b)(d)	198,300	3,212,460

		44,780,499

Information Technology 22.91%
Apple, Inc.(a)(b)(d)	31,615	18,952,244
Arrow Electronics, Inc.(a)(b)(d)	292,600	12,280,422
Avnet, Inc.(a)(b)(d)	261,758	9,525,373
eBay, Inc.(a)(b)(d)	273,918	10,104,835
EMC Corp.(a)(b)(d)	240,359	7,181,927
Google, Inc. - Class A(a)(b)(d)	36,714	23,542,485
Lenovo Group, Ltd.	14,474,000	13,028,473
Micron Technology, Inc.(a)(b)(d)	280,410	2,271,321
Microsoft Corp.(b)(d)	884,979	28,540,573
Samsung Electronics Co., Ltd.	8,506	9,571,643
Seagate Technology(b)(d)	391,900	10,561,705
VeriFone Systems, Inc.(a)(b)	92,595	4,802,903
Viasat, Inc.(a)(b)	109,200	5,264,532
Western Digital Corp.(a)(b)(d)	205,000	8,484,950

		164,113,386

Materials 2.03%
Crown Holdings, Inc.(a)(b)	146,498	5,395,521
Georgia Gulf Corp.(a)(b)	80,100	2,793,888
LG Chem, Ltd.	12,660	4,134,151
Westlake Chemical Corp.(b)	34,100	2,209,339

		14,532,899

Telecommunication Services 2.17%
DiGi.Com Bhd	1,450,000	1,921,658
Maxis Bhd	3,314,700	6,589,366
Philippine Long Distance Telephone Co.	53,015	3,333,889
StarHub, Ltd.	783,893	1,933,152
Telekom Malaysia Bhd	1,033,200	1,794,230

		15,572,295

Utilities 8.48%
AES Corp.(a)(b)	457,046	5,973,591
American Electric Power Co., Inc.(b)(d)	102,700	3,962,166
Calpine Corp.(a)(b)	318,244	5,476,979
CMS Energy Corp.(b)(d)	130,300	2,866,600
Edison International(b)(d)	93,097	3,957,553

	Shares	Value
Utilities (continued)
National Grid PLC - Sponsored ADR(b)(d)	250,729	$12,656,800
NiSource, Inc.(b)(d)	149,873	3,649,408
Northeast Utilities(b)(d)	88,731	3,293,695
OGE Energy Corp.(b)(d)	78,491	4,199,268
The Williams Cos, Inc.(b)(d)	477,033	14,697,387

		60,733,447

TOTAL COMMON STOCKS (Cost $794,092,250)		857,097,093

EXCHANGE TRADED FUNDS 0.39%
iShares® MSCI Japan Index Fund(b)	273,500	2,784,230

TOTAL EXCHANGE TRADED FUNDS (Cost $2,756,728)		2,784,230

PREFERRED STOCKS 0.39%
The Goodyear Tire & Rubber Co., 5.875%(b)	67,800	2,808,954

TOTAL PREFERRED STOCKS (Cost $3,394,237)		2,808,954

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 2.35%
Dana Holding Corp.
02/15/2021, 6.750% (b)	$2,165,000	2,316,550
Ford Motor Credit Co. LLC
02/01/2021, 5.750% (b)	2,415,000	2,610,818
Hanesbrands, Inc.
12/15/2020, 6.375% (b)	2,105,000	2,173,413
Manufacturers & Traders Trust Co.
12/01/2021, 5.629% (b)(f)	3,680,000	3,602,109
TAM Capital 2, Inc.
01/29/2020, 9.500% (b)(g)	2,205,000	2,428,807
Visteon Corp.
04/15/2019, 6.750% (b)	3,650,000	3,723,000

TOTAL CORPORATE BONDS (Cost $16,120,494)		16,854,697

ASSET/MORTGAGE BACKED SECURITIES 0.06%
Government National Mortgage Association (GNMA) Series 2007-37, Class SA, 03/20/2037, 21.265%(b)(f)	265,019	286,316

20	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
March 31, 2012

Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Series 2007-37, Class SB, 03/20/2037, 21.265%(b)(f)	$109,293	$113,215

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $347,667)		399,531

GOVERNMENT & AGENCY OBLIGATIONS 10.81%
U.S. Treasury Bonds
08/15/2020, 2.625% (b)	20,000,000	21,079,700
11/15/2020, 2.625% (b)	12,830,000	13,487,537
02/15/2021, 3.625% (b)	18,570,000	21,016,022
05/15/2021, 3.125% (b)	12,200,000	13,275,125
02/15/2026, 6.000% (b)	6,180,000	8,518,747

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $78,045,912)		77,377,131

	Number of Contracts	Value
PURCHASED OPTIONS 1.46%
CALL OPTIONS PURCHASED 0.67%
Cameron International Corp., Expires January, 2013, Exercise Price $57.50	1,000	460,000
Ensco PLC, Expires January, 2013, Exercise Price $55.00	1,000	485,000
Market Vectors Oil Service ETF, Expires January, 2013, Exercise Price $53.33	2,514	163,410
Microsoft Corp., Expires January, 2013, Exercise Price $30.00	1,792	654,080
Noble Corp., Expires January, 2013, Exercise Price $40.00	1,000	327,500
Transocean, Ltd., Expires January, 2013, Exercise Price $50.00	1,000	947,500
The Walt Disney Co., Expires July, 2012, Exercise Price $41.00	4,500	1,777,500

TOTAL CALL OPTIONS PURCHASED (Cost $5,218,932)		4,814,990

PUT OPTIONS PURCHASED 0.79%
United States Natural Gas Fund LP, Expires July, 2012, Exercise Price $16.00	4,000	672,000
United States Natural Gas Fund LP, Expires July, 2012, Exercise Price $19.00	7,241	2,679,170

	Number of Contracts	Value
PUT OPTIONS PURCHASED (continued)
United States Natural Gas Fund LP, Expires October, 2012, Exercise Price $17.00	7,869	$2,285,945

TOTAL PUT OPTIONS PURCHASED (Cost $3,311,423)		5,637,115

TOTAL PURCHASED OPTIONS (Cost $8,530,355)		10,452,105

	Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS 18.72%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(h)	69,232,507	69,232,507

U.S. Treasury Bills
U.S. Treasury Bill Discount Notes
05/03/2012, 0.060%(b)(i)	$21,500,000	21,498,835
08/09/2012, 0.120%(b)(i)	11,200,000	11,194,984
11/15/2012, 0.139%(b)(i)	22,200,000	22,180,404
02/07/2013, 0.190%(b)(i)	10,000,000	9,985,770

		64,859,993

TOTAL SHORT-TERM INVESTMENTS (Cost $134,090,177)		134,092,500

Total Investments - 153.85% (Cost $1,037,377,820)		1,101,866,241

Liabilities in Excess of Other Assets - (53.85%)		(385,653,273)

NET ASSETS - 100.00%		$716,212,968

SCHEDULE OF OPTIONS WRITTEN	Number of Contracts	Value
CALL OPTIONS WRITTEN
Apple, Inc., Expires April, 2012, Exercise Price $525.00	101	$(772,398)
The Walt Disney Co., Expires July, 2012, Exercise Price $46.00	4,500	(479,250)

TOTAL CALL OPTIONS WRITTEN (Premiums received $601,577)		(1,251,648)

Annual Report | March 31, 2012	21

Statement of Investments	Clough Global Opportunities Fund
March 31, 2012

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCK
Alpha Natural Resources, Inc.	(229,556)	$ (3,491,547)
ArcelorMittal - New York Registered Shares	(100,446)	(1,921,532)
Banco Santander S.A.	(463,485)	(3,566,743)
Barclays PLC - ADR	(66,611)	(1,009,157)
Basic Energy Services, Inc.	(158,514)	(2,750,218)
BHP Billiton, Ltd. - ADR	(132,678)	(9,605,887)
BNP Paribas S.A.	(38,222)	(1,813,505)
C&J Energy Services, Inc.	(67,445)	(1,199,846)
Cablevision Systems Corp. - New York Group A Shares	(174,900)	(2,567,532)
Caterpillar, Inc.	(72,688)	(7,742,726)
Chesapeake Energy Corp.	(196,300)	(4,548,271)
Cimarex Energy Co.	(36,600)	(2,762,202)
Cloud Peak Energy, Inc.	(248,000)	(3,950,640)
Credit Agricole S.A.	(222,566)	(1,383,264)
Deutsche Bank AG	(37,275)	(1,855,922)
EXCO Resources, Inc.	(279,494)	(1,853,045)
Fiat SpA	(252,630)	(1,485,207)
Fortescue Metals Group, Ltd.	(549,988)	(3,309,989)
Freeport-McMoRan Copper & Gold, Inc.	(123,511)	(4,698,358)
Gannett Co., Inc.	(191,400)	(2,934,162)
Gardner Denver, Inc.	(43,600)	(2,747,672)
Intesa Sanpaolo SpA	(982,636)	(1,761,377)
Joy Global, Inc.	(6,158)	(452,613)
Key Energy Services, Inc.	(216,934)	(3,351,630)
Komatsu, Ltd.	(73,700)	(2,100,499)
Nabors Industries, Ltd.	(270,600)	(4,732,794)
Oracle Corp.	(115,800)	(3,376,728)
Patterson-UTI Energy, Inc.	(284,000)	(4,910,360)
Peabody Energy Corp.	(105,300)	(3,049,488)
Petroleo Brasileiro S.A. - ADR	(208,800)	(5,545,728)
The Procter & Gamble Co.	(83,600)	(5,618,756)
Rio Tinto PLC - ADR	(163,097)	(9,066,562)
RR Donnelley & Sons Co.	(164,004)	(2,032,009)
Salesforce.com, Inc.	(7,025)	(1,085,433)
Schneider Electric S.A.	(87,672)	(5,728,339)
Siemens AG - ADR	(8,664)	(873,678)
Societe Generale S.A.	(43,445)	(1,272,716)
Superior Energy Services, Inc.	(45,327)	(1,194,820)
Vale SA - ADR	(434,397)	(10,134,482)
Volvo AB	(51,894)	(756,157)
The Weir Group PLC	(59,686)	(1,684,039)

		(135,925,633)

EXCHANGE TRADED NOTES
iPath® Dow Jones-UBS Copper Subindex Total Return ETN	(112,200)	(5,505,654)

		(5,505,654)

EXCHANGE TRADED FUNDS
iShares® MSCI Australia Index Fund	(64,654)	(1,520,015)
iShares® MSCI Hong Kong Index Fund	(69,888)	(1,218,847)

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
iShares® Russell 2000® Index Fund	(299,164)	$(24,785,737)
SPDR® S&P 500® ETF Trust	(172,000)	(24,203,840)
United States Natural Gas Fund LP	(849,215)	(13,519,503)

		(65,247,942)

TOTAL SECURITIES SOLD SHORT
(Proceeds $210,906,681)		$(206,679,229)

(a)	Non-income producing security.
(b)	Pledged security;a portion or all of the security is pledged as collateral for securities sold short or borrowings as of March 31, 2012. (See Note 1 and Note 6)
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2012, these securities had a total value of $6,787,148 or 0.95% of net assets.

(d)	Loaned security; a portion or all of the security is on loan at March 31, 2012.
(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2012, these securities had a total value of $69,869 or 0.01% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of March 31, 2012.
(g)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2012, the aggregate market value of those securities was $2,428,807, representing 0.34% of net assets.

(h)	Less than 0.0005%.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

22	www.cloughglobal.com

Clough Global Funds	Statements of Investments
March 31, 2012

Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bhd - Berhad (in Malaysia, a form of a public company)

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LLC - Limited Liability Corporation

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SpA - Societa` Per Azioni is an Italian shared company

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to the Financial Statements.

Annual Report | March 31, 2012	23

Statements of Assets and Liabilities	Clough Global Funds
March 31, 2012

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)	$258,032,057	$426,038,798	$1,101,866,241
Cash	221,812	363,175	29,184
Foreign Currency, at value (Cost $20,165, $32,984 and $86,583)	20,165	32,984	86,583
Deposit with broker for securities sold short	47,155,145	75,878,592	197,230,223
Dividends receivable	587,316	971,581	2,486,324
Interest receivable	210,220	267,764	774,760
Receivable for investments sold	10,394,308	17,012,146	59,523,112
Total Assets	316,621,023	520,565,040	1,361,996,427

LIABILITIES:

Loan payable	89,800,000	147,000,000	388,900,000
Interest due on loan payable	11,735	19,210	50,821
Securities sold short (Proceeds $49,564,851, $80,840,343 and $210,906,681)	48,574,235	79,220,091	206,679,229
Options written, at value (Premiums received $40,409, $66,763 and $601,577)	175,893	290,605	1,251,648
Payable for investments purchased	7,573,983	16,281,033	46,987,225
Dividends payable - short sales	79,523	129,834	338,684
Interest payable - margin account	23,697	38,668	100,904
Accrued investment advisory fee	182,656	383,392	1,114,004
Accrued administration fee	74,367	136,317	356,482
Accrued trustees fee	4,310	4,111	4,112
Other payables and accrued expenses	300	300	350
Total Liabilities	146,500,699	243,503,561	645,783,459
Net Assets	$170,120,324	$277,061,479	$716,212,968

Cost of Investments	$240,923,875	$396,429,799	$1,037,377,820

COMPOSITION OF NET ASSETS:

Paid-in capital	$171,150,108	$281,543,329	$790,350,128
Overdistributed net investment income	(194,347)	(484,189)	(1,841,611)
Accumulated net realized loss on investment securities, written options, securities sold short and foreign currency transactions	(18,799,804)	(35,004,787)	(140,365,826)
Net unrealized appreciation in value of investment securities, written options, securities sold short and translation of assets and liabilities denominated in foreign currency	17,964,367	31,007,126	68,070,277
Net Assets	$170,120,324	$277,061,479	$716,212,968

Shares of common stock outstanding of no par value, unlimited shares authorized	10,434,606	17,840,705	51,736,859

Net assets value per share	$16.30	$15.53	$13.84

See Notes to the Financial Statements.

24	www.cloughglobal.com

Clough Global Funds	Statements of Operations
For the Year Ended March 31, 2012

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $100,791, $165,232 and $431,848)	$5,753,070	$10,137,182	$24,140,479
Interest on investment securities	1,995,422	2,850,780	8,551,246
Hypothecated securities income (See Note 6)	85,617	102,653	352,868
Total Income	7,834,109	13,090,615	33,044,593

EXPENSES:

Investment advisory fee	2,058,146	4,319,657	12,537,228
Administration fee	837,960	1,535,878	4,011,913
Interest on loan	1,359,115	2,224,832	5,885,967
Interest expense - margin account	231,047	377,355	984,001
Trustees fee	135,172	134,974	134,974
Dividend expense - short sales	500,108	816,179	2,126,846
Other expenses	2,110	2,110	2,685
Total Expenses	5,123,658	9,410,985	25,683,614
Net Investment Income	2,710,451	3,679,630	7,360,979

NET REALIZED GAIN/(LOSS) ON:
Investment securities	3,921,480	5,899,035	22,058,687
Securities sold short	(3,187,186)	(5,060,458)	(13,376,652)
Written options	533,161	888,686	2,113,455
Foreign currency transactions	513,129	855,880	2,193,963
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	(15,658,046)	(26,610,384)	(71,113,197)
Securities sold short	2,677,007	4,362,476	11,335,026
Written options	(135,484)	(223,842)	(650,071)
Translation of assets and liabilities denominated in foreign currencies	(234,599)	(389,201)	(1,010,916)
Net loss on investment securities, securities sold short, written options and foreign currency transactions	(11,570,538)	(20,277,808)	(48,449,705)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(8,860,087)	$(16,598,178)	$(41,088,726)

See Notes to the Financial Statements.

Annual Report | March 31, 2012	25

Statements of Changes in Net Assets	Clough Global Funds

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011

COMMON SHAREHOLDERS OPERATIONS:

Net investment income	$2,710,451	$3,976,232	$3,679,630	$5,360,821	$7,360,979	$13,033,273
Net realized gain/(loss) from:
Investment securities	3,921,480	25,713,336	5,899,035	39,676,674	22,058,687	109,950,500
Securities sold short	(3,187,186)	(7,980,536)	(5,060,458)	(13,094,188)	(13,376,652)	(33,435,924)
Written options	533,161	4,495,684	888,686	7,275,856	2,113,455	18,887,512
Foreign currency transactions	513,129	(320,679)	855,880	(528,398)	2,193,963	(1,387,326)
Net change in unrealized appreciation/(depreciation) on investment securities, securities sold short, written options and translation of assets and liabilities denominated in foreign currencies	(13,351,122)	1,822,686	(22,860,951)	5,782,193	(61,439,158)	2,404,283
Net Increase/(Decrease) in Net Assets From Operations	(8,860,087)	27,706,723	(16,598,178)	44,472,958	(41,088,726)	109,452,318

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(12,521,527)	(12,521,527)	(20,279,371)	(20,695,217)	(54,503,782)	(55,875,807)
Tax return of capital	–	–	(415,846)	–	(1,372,025)	–
Net Decrease in Net Assets from Distributions	(12,521,527)	(12,521,527)	(20,695,217)	(20,695,217)	(55,875,807)	(55,875,807)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(21,381,614)	15,185,196	(37,293,395)	23,777,741	(96,964,533)	53,576,511

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	191,501,938	176,316,742	314,354,874	290,577,133	813,177,501	759,600,990
End of period*	$170,120,324	$191,501,938	$277,061,479	$314,354,874	$716,212,968	$813,177,501

*Includes Overdistributed Net Investment Income of:	$(194,347)	$(698,881)	$(484,189)	$(1,146,152)	$(1,841,611)	$(2,988,299)

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows
March 31, 2012

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(8,860,087)	$(16,598,178)	$(41,088,726)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(455,128,068)	(701,311,752)	(1,937,844,162)
Proceeds from disposition of investment securities	481,411,504	754,004,128	2,070,071,788
Proceeds from securities sold short transactions	195,691,516	320,401,387	835,172,048
Cover securities sold short transactions	(163,323,414)	(267,527,086)	(697,250,292)
Premiums received from written options transactions	849,298	1,411,914	3,914,069
Premiums paid on closing written options transactions	(275,727)	(456,465)	(1,199,038)
Purchased options transactions	(2,512,956)	(4,184,381)	(15,515,327)
Proceeds from purchased options transactions	251,297	447,530	2,528,925
Net proceeds from short-term investment securities	(24,584,283)	(50,034,375)	(120,347,096)
Net realized gain from investment securities	(3,921,480)	(5,899,035)	(22,058,687)
Net realized loss on securities sold short	3,187,186	5,060,458	13,376,652
Net realized gain on written options	(533,161)	(888,686)	(2,113,455)
Net realized gain on foreign currency transactions	(513,129)	(855,880)	(2,193,963)
Net change in unrealized depreciation on investment securities	13,351,122	22,860,951	61,439,158
Premium amortization	212,518	245,332	1,051,874
Discount accretion	(28,923)	(43,638)	(120,491)
Increase in deposits with brokers for securities sold short and written options	(31,135,208)	(49,709,198)	(129,150,790)
Decrease in dividends receivable	112,018	223,511	487,028
Decrease in interest receivable	592,361	862,193	2,755,739
Increase in interest due on loan payable	4,732	7,746	20,492
Increase in dividends payable - short sales	78,705	128,498	335,189
Increase in interest payable - margin account	11,872	19,294	50,874
Increase in accrued investment advisory fee	4,682	7,706	26,671
Increase in accrued administration fee	1,906	2,740	8,535
Increase in accrued trustees fee	456	257	258
Increase in other payables	300	300	350
Net cash provided by operating activities	4,945,037	8,175,271	22,357,623

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(12,521,527)	(20,695,217)	(55,875,807)
Net cash used in financing activities	(12,521,527)	(20,695,217)	(55,875,807)

Net decrease in cash and foreign currency	(7,576,490)	(12,519,946)	(33,518,184)

Cash and foreign currency, beginning of period	$7,818,467	$12,916,105	$33,633,951
Cash and foreign currency, ending of period	$241,977	$396,159	$115,767

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$1,354,383	$2,217,086	$5,865,475

See Notes to the Financial Statements.

Annual Report | March 31, 2012	27

Financial Highlights	Clough Global Allocation Fund
For a share outstanding throughout the periods indicated

	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.35	$16.90	$13.24	$21.60	$22.61
Income from investment operations:
Net investment income	0.26*	0.38*	0.32*	0.30*	0.46*
Net realized and unrealized gain/(loss) on investments	(1.11)	2.27	4.44	(7.05)	1.47
Distributions to preferred shareholders from:
Net investment income	–	–	–	(0.05)	(0.49)
Total Income from Investment Operations	(0.85)	2.65	4.76	(6.80)	1.44

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.20)	(1.20)	(0.46)	(0.81)	(1.72)
Net realized gains	–	–	–	(0.31)	(0.73)
Tax return of capital	–	–	(0.64)	(0.44)	–
Total Distributions to Common Shareholders	(1.20)	(1.20)	(1.10)	(1.56)	(2.45)

Net asset value - end of period	$16.30	$18.35	$16.90	$13.24	$21.60

Market price - end of period	$13.94	$16.24	$15.92	$10.68	$18.90

Total Investment Return - Net Asset Value:(1)	(3.48)%	17.30%	38.14%	(32.20)%	7.10%
Total Investment Return - Market Price:(1)	(6.73)%	10.20%	61.32%	(37.50)%	1.77%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$170,120	$191,502	$176,317	$138,185	$225,359
Ratios to average net assets attributable to common shareholders:
Total expenses	3.05%	2.87%	3.22%	3.35%(2)	2.10%(2)
Total expenses excluding interest expense and dividends on short sales expense	1.80%	1.74%	1.88%	2.76%(2)	1.73%(2)
Net investment income	1.61%	2.28%	1.96%	1.73%(2)	2.02%(2)
Preferred share dividends	N/A	N/A	N/A	0.30%	2.14%
Portfolio turnover rate	192%	172%	115%	233%	136%

AUCTION MARKET PREFERRED SHARES (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000s)	N/A	N/A	N/A	–(3)	$95,052
Total shares outstanding (000s)	N/A	N/A	N/A	–(3)	3.8
Asset coverage per share(4)	N/A	N/A	N/A	–(3)	$84,319
Liquidation preference per share	N/A	N/A	N/A	–(3)	$25,000
Average market value per share(5)	N/A	N/A	N/A	–(3)	$25,000

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$89,800	$89,800	$89,800	$60,200	N/A
Asset Coverage Per $1,000 (000s)	$2,894	$3,133	$2,963	$3,295	N/A

28	www.cloughglobal.com

Clough Global Allocation Fund	Financial Highlights
For a share outstanding throughout the periods indicated

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(2)	Ratios do not reflect dividend payments to preferred shareholders.
(3)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 22, 2008.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding preferred shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	Based on monthly prices.

See Notes to the Financial Statements.

Annual Report | March 31, 2012	29

Financial Highlights	Clough Global Equity Fund
For a share outstanding throughout the periods indicated

	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.62	$16.29	$12.28	$20.88	$22.17
Income from investment operations:
Net investment income	0.21*	0.30*	0.22*	0.16*	0.34*
Net realized and unrealized gain/(loss) on investments	(1.14)	2.19	4.82	(7.21)	1.38
Distributions to preferred shareholders from:
Net investment income	–	–	–	(0.03)	(0.53)
Total Income from Investment Operations	(0.93)	2.49	5.04	(7.08)	1.19

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.14)	(1.16)	(0.39)	(0.24)	(1.67)
Net realized gains	–	–	–	(0.48)	(0.81)
Tax return of capital	(0.02)	–	(0.64)	(0.80)	–
Total Distributions to Common Shareholders	(1.16)	(1.16)	(1.03)	(1.52)	(2.48)

Net asset value - end of period	$15.53	$17.62	$16.29	$12.28	$20.88

Market price - end of period	$13.09	$15.37	$14.33	$9.77	$18.00

Total Investment Return - Net Asset Value:(1)	(4.08)%	17.05%	43.62%	(34.55)%	6.24%
Total Investment Return - Market Price:(1)	(7.32)%	16.07%	58.80%	(39.60)%	0.86%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$277,061	$314,355	$290,577	$219,059	$372,490
Ratios to average net assets attributable to common shareholders:
Total expenses	3.43%	3.23%	3.57%	3.81%(2)	2.50%(2)
Total expenses excluding interest expense and dividends on short sales expense	2.18%	2.10%	2.25%	2.26%(2)	2.14%(2)
Net investment income	1.34%	1.87%	1.43%	0.95%(2)	1.53%(2)
Preferred share dividends	N/A	N/A	N/A	0.20%	2.35%
Portfolio turnover rate	183%	173%	116%	207%	155%

AUCTION MARKET PREFERRED SHARES (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000s)	N/A	N/A	N/A	- (3)	$175,346
Total shares outstanding (000s)	N/A	N/A	N/A	- (3)	7
Asset coverage per share(4)	N/A	N/A	N/A	- (3)	$78,262
Liquidation preference per share	N/A	N/A	N/A	- (3)	$25,000
Average market value per share(5)	N/A	N/A	N/A	- (3)	$25,000

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$147,000	$147,000	$147,000	$98,200	N/A
Asset Coverage Per $1,000 (000s)	$2,885	$3,138	$2,977	$3,231	N/A

30	www.cloughglobal.com

Clough Global Equity Fund	Financial Highlights
For a share outstanding throughout the periods indicated

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(2)	Ratios do not reflect dividend payments to preferred shareholders.
(3)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 5, 2008.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding preferred shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	Based on monthly prices.

See Notes to the Financial Statements.

Annual Report | March 31, 2012	31

Financial Highlights	Clough Global Opportunities Fund
For a share outstanding throughout the periods indicated

	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.72	$14.68	$11.55	$19.03	$19.17
Income from investment operations:
Net investment income	0.14*	0.25*	0.17*	0.12*	0.35*
Net realized and unrealized gain/(loss) on investments	(0.94)	1.87	3.94	(6.20)	1.50
Distributions to preferred shareholders from:
Net investment income	–	–	–	(0.04)	(0.46)
Total Income from Investment Operations	(0.80)	2.12	4.11	(6.12)	1.39

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.05)	(1.08)	(0.29)	(0.06)	(1.46)
Net realized gains	–	–	–	(0.03)	(0.07)
Tax return of capital	(0.03)	–	(0.69)	(1.27)	–
Total Distributions to Common Shareholders	(1.08)	(1.08)	(0.98)	(1.36)	(1.53)

CAPITAL SHARE TRANSACTIONS:
Preferred share offering costs and sales load charged to paid-in capital	–	–	–	0.00(1)	–
Total Capital Share Transactions	–	–	–	0.00(1)	–
Net asset value - end of period	$13.84	$15.72	$14.68	$11.55	$19.03

Market price - end of period	$11.78	$13.85	$13.04	$9.20	$16.32

Total Investment Return - Net Asset Value:(2)	(3.88)%	16.21%	37.93%	(32.68)%	8.06%
Total Investment Return - Market Price:(2)	(7.14)%	15.27%	53.82%	(37.48)%	1.86%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$716,213	$813,178	$759,601	$597,605	$984,608
Ratios to average net assets attributable to common shareholders:
Total expenses	3.61%	3.40%	3.72%	3.84%(3)	2.52%(3)
Total expenses excluding interest expense and dividends on short sales expense	2.35%	2.25%	2.39%	2.38%(3)	2.29%(3)
Net investment income	1.04%	1.74%	1.19%	0.80%(3)	1.76%(3)
Preferred share dividends	N/A	N/A	N/A	0.23%	2.34%
Portfolio turnover rate	193%	171%	115%	224%	171%

AUCTION MARKET PREFERRED SHARES (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000s)	N/A	N/A	N/A	–(4)	$450,380
Total shares outstanding (000s)	N/A	N/A	N/A	–(4)	18
Asset coverage per share(5)	N/A	N/A	N/A	–(4)	$79,722
Liquidation preference per share	N/A	N/A	N/A	–(4)	$25,000
Average market value per share(6)	N/A	N/A	N/A	–(4)	$25,000

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$388,900	$388,900	$388,900	$239,500	N/A
Asset Coverage Per $1,000 (000s)	$2,842	$3,091	$2,953	$3,495	N/A

32	www.cloughglobal.com

Clough Global Opportunities Fund	Financial Highlights
For a share outstanding throughout the periods indicated

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 23, 2008.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding preferred shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(6)	Based on monthly prices.

See Notes to the Financial Statements.

Annual Report | March 31, 2012	33

Notes to Financial Statements	Clough Global Funds
March 31, 2012

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund, (each, a “Fund” and collectively, the “Funds”) are closed-end management investment companies that were organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004 and January 25, 2005, respectively for Clough Global Allocation Fund and Clough Global Equity Fund and an Agreement and Declaration of Trust dated January 12, 2006 for Clough Global Opportunities Fund. Each Fund is a non-diversified series with an investment objective to provide a high level of total return. Each Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE” or the “Exchange”) on March 30, 2012.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security. As of March 31, 2012, securities which have been fair valued represented 0.01%, 0.22% and 0.01% of net assets of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund, respectively.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

34	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
March 31, 2012

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of March 31, 2012 in valuing each Fund’s investments carried at value. The Funds recognize transfers between the levels as of the beginning of the annual period in which the transfer occurred. There were no significant transfers between any levels during the year ended March 31, 2012.

Clough Global Allocation Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Discretionary	$25,844,649	$–	$–	$25,844,649
Consumer Staples	4,816,094	–	–	4,816,094
Energy	38,187,104	–	–	38,187,104
Energy Infrastructure & Capital Equipment	4,515,831	–	–	4,515,831
Financials	55,286,073	–	19,963	55,306,036
Health Care	2,373,321	–	–	2,373,321
Industrials	10,466,375	–	–	10,466,375
Information Technology	38,546,075	–	–	38,546,075
Materials	3,411,104	–	–	3,411,104
Telecommunication Services	3,633,865	–	–	3,633,865
Utilities	14,597,755	–	–	14,597,755
Exchange Traded Funds	654,574	–	–	654,574
Preferred Stocks	658,737	–	–	658,737
Corporate Bonds	–	4,093,336	–	4,093,336
Asset/Mortgage Backed Securities	–	588,363	–	588,363
Government & Agency Obligations	20,152,260	–	–	20,152,260
Purchased Options	1,360,115	–	–	1,360,115
Short-Term Investments	28,826,463	–	–	28,826,463
TOTAL	$253,330,395	$4,681,699	$19,963	$258,032,057

Other Financial Instruments*
Liabilities
Call Options Written	$(175,893)	$–	$–	$(175,893)
Securities Sold Short	(48,574,235)	–	–	(48,574,235)
TOTAL	$(48,750,128)	$–	$–	$(48,750,128)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Discretionary	$42,001,012	$–	$–	$42,001,012
Consumer Staples	7,851,822	–	–	7,851,822
Energy	62,599,670	–	–	62,599,670
Energy Infrastructure & Capital Equipment	7,376,233	–	–	7,376,233
Financials	90,495,840	–	29,944	90,525,784
Health Care	3,881,277	–	–	3,881,277
Industrials	17,184,518	–	–	17,184,518

Annual Report | March 31, 2012	35

Notes to Financial Statements	Clough Global Funds
March 31, 2012

Clough Global Equity Fund (continued)
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets (continued)
Information Technology	$62,864,908	$–	$–	$62,864,908
Materials	5,569,123	–	–	5,569,123
Telecommunication Services	5,951,060	–	–	5,951,060
Utilities	37,993,147	–	–	37,993,147
Exchange Traded Funds	1,066,864	–	–	1,066,864
Preferred Stocks	1,077,180	–	–	1,077,180
Corporate Bonds	–	6,583,307	–	6,583,307
Asset/Mortgage Backed Securities	–	148,209	585,045	733,254
Government & Agency Obligations	15,470,845	–	–	15,470,845
Purchased Options	2,242,200	–	–	2,242,200
Short-Term Investments	55,066,594	–	–	55,066,594
TOTAL	$418,692,293	$6,731,516	$614,989	$426,038,798

Other Financial Instruments*
Liabilities
Call Options Written	$(290,605)	$–	$–	$(290,605)
Securities Sold Short	(79,220,091)	–	–	(79,220,091)
TOTAL	$(79,510,696)	$–	$–	$(79,510,696)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Discretionary	$110,113,379	$–	$–	$110,113,379
Consumer Staples	20,469,362	–	–	20,469,362
Energy	162,642,974	–	–	162,642,974
Energy Infrastructure & Capital Equipment	19,246,745	–	–	19,246,745
Financials	234,680,666	–	69,869	234,750,535
Health Care	10,141,572	–	–	10,141,572
Industrials	44,780,499	–	–	44,780,499
Information Technology	164,113,386	–	–	164,113,386
Materials	14,532,899	–	–	14,532,899
Telecommunication Services	15,572,295	–	–	15,572,295
Utilities	60,733,447	–	–	60,733,447
Exchange Traded Funds	2,784,230	–	–	2,784,230
Preferred Stocks	2,808,954	–	–	2,808,954
Corporate Bonds	–	16,854,697	–	16,854,697
Asset/Mortgage Backed Securities	–	399,531	–	399,531
Government & Agency Obligations	77,377,131	–	–	77,377,131
Purchased Options	10,452,105	–	–	10,452,105
Short-Term Investments	134,092,500	–	–	134,092,500
TOTAL	$1,084,542,144	$17,254,228	$69,869	$1,101,866,241

Other Financial Instruments*
Liabilities
Call Options Written	$(1,251,648)	$–	$–	$(1,251,648)
Securities Sold Short	(206,679,229)	–	–	(206,679,229)
TOTAL	$(207,930,877)	$–	$–	$(207,930,877)

*For detailed Industry descriptions, see the accompanying Statement of Investments

36	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
March 31, 2012

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

CLOUGH GLOBAL ALLOCATION FUND

Investments in Securities	Balance as of March 31, 2011	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfers in and/or (out) of Level 3	Balance as of March 31, 2012	Net Change in unrealized appreciation/ (depreciation) included in the statement of operations attributable to Level 3 investments still held at March 31, 2012
Common Stocks	$57,389	$–	$(37,426)	$–	$–	$19,963	$(37,426)
Total	$57,389	$–	$(37,426)	$–	$–	$19,963	$(37,426)

CLOUGH GLOBAL EQUITY FUND
Investments in Securities	Balance as of March 31, 2011	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfers in and/or (out) of Level 3	Balance as of March 31, 2012	Net Change in unrealized appreciation/ (depreciation) included in the statement of operations attributable to Level 3 investments still held at March 31, 2012
Common Stocks	$86,086	$–	$(56,142)	$–	$–	$29,944	$(56,142)
Asset/Mortgage Backed Securities	–	2,852	(33,925)	(228,094)	844,212	585,045	(33,925)
Total	$86,086	$2,852	$(90,067)	$(228,094)	$844,212	$614,989	$(90,067)

CLOUGH GLOBAL OPPORTUNITIES FUND
Investments in Securities	Balance as of March 31, 2011	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfers in and/or (out) of Level 3	Balance as of March 31, 2012	Net Change in unrealized appreciation/ (depreciation) included in the statement of operations attributable to Level 3 investments still held at March 31, 2012
Common Stocks	$200,869	$–	$(131,000)	$–	$–	$ 69,869	$(131,000)
Total	$200,869	$–	$(131,000)	$–	$–	$ 69,869	$(131,000)

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with all other foreign currency realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable or a payable and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Annual Report | March 31, 2012	37

Notes to Financial Statements	Clough Global Funds
March 31, 2012

As of March 31, 2012, the Funds had the following open spot foreign currency contracts:

Spot Foreign Exchange Contracts

Buy/Sell	Foreign Currency Type	Cost USD	Market Value USD	Settlement Date	Unrealized Gain/(Loss)
Clough Global Allocation Fund Sell	Euro	$(612,939)	$(615,341)	4/3/12	$ (2,402)
Clough Global Equity Fund Sell	Euro	(999,776)	(1,003,694)	4/3/12	(3,918)
Clough Global Opportunities Fund Sell	Euro	(2,605,755)	(2,615,967)	4/3/12	(10,212)

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short. The market value of securities held as collateral for securities sold short as of March 31, 2012, was $26,536,232, $39,945,184 and $101,913,342 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred on the Funds for the year ended March 31, 2012 is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable by the Funds as of March 31, 2012 are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
March 31, 2012

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The interest incurred on the Funds for the fiscal year ended March 31, 2012 is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable by the Funds as of March 31, 2012 are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the year ended March 31, 2012 was as follows:

CLOUGH GLOBAL ALLOCATION FUND:

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2011	–	$–	–	$–
Positions opened	1,449	395,787	312	453,511
Exercised	(202)	(44,980)	–	–
Expired	(598)	(48,363)	(48)	(24,383)
Closed	(626)	(262,035)	(264)	(429,128)
Split	–	–	–	–
Outstanding, March 31, 2012	23	$40,409	–	$–
Market Value, March 31, 2012		$(175,893)		$–

CLOUGH GLOBAL EQUITY FUND:

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2011	–	$–	–	$–
Positions opened	2,451	633,601	545	778,313
Exercised	–	–	–	–
Expired	(1,122)	(90,744)	(78)	(39,621)
Closed	(1,291)	(476,064)	(467)	(738,692)
Split	–	–	–	–
Outstanding, March 31, 2012	38	$66,763	–	$–
Market Value, March 31, 2012		$(290,605)		$–

Annual Report | March 31, 2012	39

Notes to Financial Statements	Clough Global Funds
March 31, 2012

CLOUGH GLOBAL OPPORTUNITIES FUND:

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2011	–	$–	–	$–
Positions opened	9,887	1,935,938	1,361	1,978,132
Exercised	(426)	(84,633)	–	–
Expired	(2,543)	(205,729)	(203)	(103,118)
Closed	(2,317)	(1,043,999)	(1,158)	(1,875,014)
Split	–	–	–	–
Outstanding, March 31, 2012	4,601	$601,577	–	$–
Market Value, March 31, 2012		$(1,251,648)		$–

Warrants: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Each Fund held no rights or warrants at the end of the period. The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on each Fund’s Balance Sheet as of March 31, 2012:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Contracts	Fair Value
Clough Global Allocation Fund	Equity Contracts	Investments, at value	5,125	$1,360,115
Clough Global Equity Fund	Equity Contracts	Investments, at value	8,350	$2,242,200
Clough Global Opportunities Fund	Equity Contracts	Investments, at value	31,916	$10,452,105

		Liability Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Contracts	Fair Value
Clough Global Allocation Fund	Equity Contracts	Options written, at value	23	$(175,893)
Clough Global Equity Fund	Equity Contracts	Options written, at value	38	$(290,605)
Clough Global Opportunities Fund	Equity Contracts	Options written, at value	4,601	$(1,251,648)

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Clough Global Funds	Notes to Financial Statements
March 31, 2012

The effect of derivatives instruments on each Fund’s Statement of Operations for the year ended March 31, 2012:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Clough Global Allocation Fund	Equity Contracts	Net realized gain/(loss) on Investment securities/Net realized gain/(loss) on Written options/Net change in unrealized appreciation/(depreciation) on Investment securities/Net change in unrealized appreciation/(depreciation) on Written options	$(845,409)	$341,542
Clough Global Equity Fund	Equity Contracts	Net realized gain/(loss) on Investment securities/Net realized gain/(loss) on Written options/Net change in unrealized appreciation/(depreciation) on Investment securities/Net change in unrealized appreciation/(depreciation) on Written options	$(1,406,237)	$576,430
Clough Global Opportunities Fund	Equity Contracts	Net realized gain/(loss) on Investment securities/Net realized gain/(loss) on Written options/Net change in unrealized appreciation/(depreciation) on Investment securities/Net change in unrealized appreciation/(depreciation) on Written options	$(7,520,994)	$4,466,071

The average purchased and written option contracts volume and the average purchased and written option contracts notional volume during the year ended March 31, 2012 is noted below for each of the Funds.

Fund	Average Purchased Option Contract Volume	Average Purchased Option Contract Notional Volume	Average Written Option Contract Volume	Average Written Option Contract Notional Volume
Clough Global Allocation Fund	615	$4,386,989	67	$1,803,015
Clough Global Equity Fund	983	$7,291,050	119	$3,317,151
Clough Global Opportunities Fund	15,828	$55,162,447	1,036	$11,168,782

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. During the year ended March 31, 2012, none of the Funds recorded a liability for any uncertain tax positions in the accompanying financial statements.

Each Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on each Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2012, March 31, 2011, March 31, 2010, and March 31, 2009 as well as for March 31, 2008 for state purposes only.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years and were carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Annual Report | March 31, 2012	41

Notes to Financial Statements	Clough Global Funds
March 31, 2012

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Distributions to Shareholders: Each Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 19b-1 thereunder permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount. At this time, none of the Funds have implemented a managed distribution plan as permitted under the exemption.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Funds to be subject to larger short-term declines in value.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity. At March 31, 2012, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund each had a significant concentration of their investment securities in companies based in the United States – 100.76%, 102.50% and 102.27% of net assets, respectively.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Application of Recent Accounting Pronouncement: In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds financial statements.

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Clough Global Funds	Notes to Financial Statements
March 31, 2012

2. TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. The amount and characteristics of the tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of March 31, 2012.

The tax character of the distributions paid by the Funds during the years ended March 31, 2012 and March 31, 2011 were as follows:

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	2012	2011	2012	2011	2012	2011
Ordinary Income	$12,521,527	$12,521,527	$20,279,371	$20,695,217	$54,503,782	$55,875,807
Long-Term Capital Gain	–	–	–	–	–	–
Return of Capital	–	–	415,846	–	1,372,025	–
Total	$12,521,527	$12,521,527	$20,695,217	$20,695,217	$55,875,807	$55,875,807

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended March 31, 2012, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments.

The reclassifications were as follows:

Fund	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Undistributed Ordinary Income	$10,315,610	$17,261,704	$48,289,491
Accumulated Capital Gain/(Loss)	(370,584)	(616,050)	(1,603,038)
Paid-In Capital	(9,945,026)	(16,645,654)	(46,686,453)

As of March 31, 2012 the Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Expiration Date	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
March 31, 2018	$8,327,692	$17,188,410	$96,275,344

During the year ended March 31, 2012, $10,024,076, $16,648,035 and $46,706,571 of capital loss carryforwards were utilized by the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund respectively.

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Undistributed net investment income	$–	$–	$–
Accumulated net realized losses	(14,606,618)	(28,238,466)	(122,045,334)
Unrealized appreciation	13,584,202	23,942,918	48,966,525
Other cumulative effect of timing differences	(7,368)	(186,302)	(1,058,351)
Total	$(1,029,784)	$(4,481,850)	$(74,137,160)

Annual Report | March 31, 2012	43

Notes to Financial Statements	Clough Global Funds
March 31, 2012

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2012, were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross unrealized appreciation on investments (excess of value over tax cost)	$18,563,967	$31,929,593	$71,617,663
Gross unrealized depreciation on investments (excess of tax cost over value)	(5,835,950)	(9,384,802)	(26,232,994)
Net appreciation of foreign currency and derivatives	856,185	1,398,127	3,581,856
Net unrealized appreciation	13,584,202	23,942,918	48,966,525
Cost of investments for income tax purposes	$245,304,040	$403,494,007	$1,056,481,572

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2012, the Funds elected to defer capital losses occurring between November 1, 2011 and March 31, 2012 in the amounts listed below.

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Capital losses deferred	$6,278,926	$11,050,056	$25,769,990

The Funds elect to defer to the period ending March 31, 2013, certain ordinary losses recognized during the period 11/1/2011 – 3/31/2012 in the amounts of $73,309 for Clough Global Allocation Fund, $285,530 for Clough Global Equity Fund and $1,324,018 for Clough Global Opportunities Fund.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

Transactions in common shares were as follows:

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Common Shares Outstanding - beginning of period	10,434,606	10,434,606	17,840,705	17,840,705	51,736,859	51,736,859
Common shares issued as reinvestment of dividends	–	–	–	–	–	–
Common shares outstanding - end of period	10,434,606	10,434,606	17,840,705	17,840,705	51,736,859	51,736,859

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended March 31, 2012, are listed in the table below.

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Allocation Fund	$375,946,477	$393,601,456	$82,616,775	$90,554,993
Clough Global Equity Fund	621,621,008	657,984,144	88,742,633	100,489,195
Clough Global Opportunities Fund	1,630,844,377	1,700,891,422	336,305,444	396,020,474

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285%, 0.32%, and 0.32% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, interest on margin accounts, interest on loans, dividends on short sales, and extraordinary expenses.

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Clough Global Funds	Notes to Financial Statements
March 31, 2012

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

In January 2009, each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed each Fund to borrow funds. Each Fund is currently borrowing the maximum commitment covered by the agreement. Borrowings under the Agreement are secured by assets of each Fund that are held by a Fund’s custodian in a separate account (the “pledged collateral”) valued at $174,372,436, $283,407,254 and $750,018,688 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. Each Fund also pays a one time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund. For the year ended March 31, 2012 the average borrowings outstanding for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $89,800,000, $147,000,000 and $388,900,000, respectively, and the average interest rate for the borrowings was 1.49%. As of March 31, 2012, the outstanding borrowings for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $89,800,000, $147,000,000 and $388,900,000, respectively. The interest rate applicable to the borrowings of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on March 31, 2012 was 1.57%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Each Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

The Board of Trustees has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended March 31, 2012.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated Securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on Loan in the Statements of Operations, a part of Total Expenses.

7. OTHER

The Independent Trustees of each Fund receive from each Fund a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of Trustees of each Fund receives a quarterly retainer from each Fund of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee of each Fund receives a quarterly retainer from each Fund of $3,850 and an additional $1,650 for each board meeting attended.

8. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Annual Report | March 31, 2012	45

Dividend Reinvestment Plan	Clough Global Funds
March 31, 2012 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Computershare as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting Computershare, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, P.O. Box 358035, Pittsburgh, PA 15252-8035.

46	www.cloughglobal.com

Clough Global Funds	Change in Independent Registered Public Accountant
March 31, 2012 (Unaudited)

On March 16, 2012, the Audit Committees of the Board of Trustees of each of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each individually a “Fund”, and together, the “Funds”) dismissed Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm of the respective Funds.

During the fiscal years ended March 31, 2010 and March 31, 2011 and the subsequent interim period through March 16, 2012: (1) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its reports, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1) of Regulation S-K. The audit reports of D&T on each of the Fund’s financial statements for the fiscal years ended March 31, 2010 and March 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

Also on March 16, 2012, the Audit Committees of each of the Funds engaged Cohen Fund Audit Services, Ltd. (“Cohen”) as the independent registered public accounting firm to audit the financial statements of the respective Funds for the fiscal year ended March 31, 2012. During the fiscal years ended March 31, 2010 and March 31, 2011 and the subsequent interim period through March 16, 2012, none of the Funds nor anyone on their behalf consulted with Cohen regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on any of the Funds’ financial statements, and no written report or oral advice was provided to any of the Funds that Cohen concluded was an important factor considered by the respective Funds in reaching a decision as to an accounting, auditing or financial reporting issue or (2) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1) of Regulation S-K.

The Audit Committees of each of the Funds dismissed D&T from its engagement as the independent registered public accounting firm to audit the financial statements of the respective Funds as a result of an independence issue that D&T recently brought to the Audit Committees’ attention. Specifically, Deloitte Consulting LLP (“Deloitte Consulting”), a firm affiliated with D&T, purchased certain intellectual property in May 2006 from an entity and certain individuals, including an individual who serves as a Trustee of each of the Funds. In connection with the purchase, and subsequent to this purchase, Deloitte Consulting and its affiliates (together, “Deloitte”) engaged the Trustee to provide consulting services. The amounts paid to the Trustee in connection with the purchase and consulting services were significant to the Trustee. Deloitte ceased using the Trustee’s services in 2010, with the final payment for services to the Trustee occurring in 2011.

D&T conducted an investigation of the facts and circumstances surrounding the business relationships described above and the extent to which they may have impacted D&T’s audit process with respect to the financial statements of each of the Funds. D&T informed the Audit Committees of each of the Funds that D&T believes that the Trustee’s relationship with Deloitte had no impact on the objectivity, integrity or impartiality of the audit teams conducting the audits of the Funds’ financial statements. In reaching this conclusion, D&T informed the Audit Committees of each of the Funds that it had considered that the engagement partners and the primary audit managers of the D&T audit engagement teams who conducted the audits of the financial statements of each of the Funds were unaware of the initial purchase and of the Trustee’s consulting relationship with Deloitte and, as a result, the audit teams’ objectivity, integrity and impartiality was not impacted in conducting the audits of the respective Funds’ financial statements. D&T acknowledged that certain aspects of the relationships described above with the Trustee caused a breach of D&T’s compliance with the SEC’s independence rules relating to business relationships with audit clients. D&T has further informed the Audit Committees of each of the Funds that, based upon D&T’s investigation of the facts and circumstances, D&T does not believe that its prior audit reports with respect to any of the Funds financial statements need to be withdrawn.

In addition to the information provided by D&T, the Audit Committees considered that, to their knowledge and based upon their investigation: none of the current or former members of the Audit Committees (other than the Trustee was providing the services to Deloitte) and none of the employees of ALPS Funds Services, the administrator of the Funds, that had responsibility for the functions that the administrator performed for the Funds during the relevant period, was aware that the Trustee had sold intellectual property, or was providing services, to Deloitte. The Trustee also confirmed to the other members of the Audit Committees that he had not attempted directly or indirectly to influence D&T’s planning or conduct of the audits of the Funds’ financial statements.

Based on their reviews, the Audit Committees, with the Trustee who provided the services to Deloitte abstaining: (1) determined that it does not appear that the Consulting Trustee attempted to influence at any time D&T’s planning or conduct of the audits of the Funds’ financial statements, (2) determined that D&T’s objectivity, integrity and professional skepticism was not impaired, and (3) agrees with the conclusion that the prior audit reports with respect to each of the Fund’s financial statements do not need to be withdrawn.

Annual Report | March 31, 2012	47

Additional Information	Clough Global Funds
March 31, 2012 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Funds’ Form N–Q are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for calendar year ended December 31, 2011:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Corporate Dividends Received Deduction	11.61%	16.52%	11.16%
Qualified Dividend Income	18.20%	23.53%	17.89%

48	www.cloughglobal.com

Clough Global Funds	Trustees & Officers
March 31, 2012 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO4	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
Andrew C. Boynton Age, 56 Dean, Carroll School of Management Boston College, Fulton Bldg., Room 510, 140 Commonwealth Ave. Chestnut Hill, MA 02467	Trustee	Trustee since: GLV: 2005 GLQ: 2005 GLO: 2006 Term expires: GLV: 2014 GLQ: 2012 GLO: 2013	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also the Chief Strategy Officer of Cloud DDS, a dental service company since 2010 and CO-Chief Executive Officer of BlueFish TV, a venture in television production since 2010. Mr. Boynton also is an independent consultant for businesses.	3
Robert L. Butler Age, 71	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2012 GLQ: 2013 GLO: 2014	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3
Adam D. Crescenzi Age, 69	Trustee and Chairman of the Nominating Committee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2014 GLQ: 2012 GLO: 2013	Mr. Crescenzi is a Trustee of Dean College. He has been a founder and investor of several start-up technology and service firms. He currently is the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3
John F. Mee Age, 68	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2013 GLQ: 2014 GLO: 2012	Mr. Mee is an attorney practicing commercial law, family law, product liability and criminal law. Mr. Mee is currently a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3

Annual Report | March 31, 2012	49

Trustees & Officers	Clough Global Funds
March 31, 2012 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO4	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
Richard C. Rantzow Age, 73	Trustee and Chairman of the Audit Committee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2012 GLQ: 2013 GLO: 2014	Mr. Rantzow has over 40 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non-financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	Mr. Rantzow is a Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc.
Jerry G. Rutledge Age, 67	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2014 GLQ: 2012 GLO: 2013	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	4	Mr. Rutledge is currently a Trustee of the Financial Investor Trust.
Interested Trustees[6]
Edmund J. Burke[7] Age, 51	Trustee and President	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2013 GLQ: 2014 GLO: 2012 President since: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Mr. Burke is deemed an affiliate of each Fund as defined under the 1940 Act.	3	Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust. Mr. Burke is a Trustee and Vice President of the Liberty All-Star Equity Fund and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc.
James E. Canty[8] Age, 49 Clough Capital Partners, LP One Post Office Square 40th Floor Boston, MA 02109	Trustee	Trustee since: GLV: 2004 GLQ: 2014 GLO: 2006 Term expires: GLV: 2012 GLQ: 2013 GLO: 2014	Mr. Canty is a founding partner and Portfolio Manager for Clough. Mr. Canty is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Clough Offshore Fund (QP), Ltd. Mr. Canty is also currently a Trustee of St. Bonaventure University. Mr. Canty is a Certified Public Accountant.	3

50	www.cloughglobal.com

Clough Global Funds	Trustees & Officers
March 31, 2012 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO4	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Officers
Jeremy O. May Age, 42	Treasurer	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Mr. May is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also Treasurer and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.	N/A	N/A
Monette R. Nickels Age, 40	Tax Officer	Officer since[9]: GLV: 2009 GLQ: 2009 GLO: 2009	Ms. Nickels joined ALPS in 2004 and is currently Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels is deemed an affiliate of each Fund as defined under the 1940 Act. Ms. Nickels is also Tax Officer of ALPS ETF Trust, Financial Investors Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund and Financial Investors Variable Insurance Trust.	N/A	N/A
Erin E. Douglas Age, 35	Secretary	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006	Ms. Douglas joined ALPS in 2003 and is currently Vice-President and Senior Associate Counsel of ALPS and Vice-President of ALPS Advisors, Inc., ALPS Distributors, Inc., and FTAM Distributors, Inc. Ms. Douglas is deemed an affiliate of each Fund as defined under the 1940 Act. Ms. Douglas was formerly Secretary of Financial Investors Trust from 2004 to 2007 and Caldwell & Orkin Funds Inc. from December 2009 to June 2010.	N/A	N/A

Annual Report | March 31, 2012	51

Trustees & Officers	Clough Global Funds
March 31, 2012 (Unaudited)

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO4	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Officers
Theodore J. Uhl Age, 37	Chief Compliance Officer	Officer since[9]: GLV: 2010 GLQ: 2010 GLO: 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is currently Chief Compliance Officer of Financial Investors Trust, Reaves Utility Income Fund and Transparent Value Trust.	N/A	N/A
Dawn Cotten Age, 34	Assistant Treasurer	Officer since[9]: GLV: 2010 GLQ: 2010 GLO: 2010	Ms. Cotten joined ALPS in June 2009 as a Fund Controller. Prior to joining ALPS, Ms. Cotten served as Assistant Vice President of Fund Accounting for Madison Capital Management from February 2009 to June 2009. Prior to this, Ms. Cotten served as Financial Reporting Manager for Janus Capital Group. Ms. Cotten is deemed an affiliate of each Fund as defined under the 1940 Act. Ms. Cotten is currently Assistant Treasurer of the James Advantage Funds and RiverNorth Funds, and Assistant Treasurer/Secretary of Stonebridge Funds Trust.	N/A	N/A

[1]	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.

[2]	GLV commenced operations on July 28, 2004.

[3]	GLQ commenced operations on April 27, 2005.

[4]	GLO commenced operations on April 25, 2006.

[5]

The Fund Complex for all Trustees, except Mr. Rutledge and Mr. Burke, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge and Mr. Burke consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust.

[6]	“Interested Trustees” of a Fund as defined in the 1940 Act.

[7]	Mr. Burke is considered to be an “Interested Trustee” because of his affiliation with ALPS, which acts as each Fund’s administrator.

[8]	Mr. Canty is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.

[9]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

52	www.cloughglobal.com

CLOUGH CAPITAL PARTNERS, LP

2012 Annual Report

ALPS

A DST Company

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1–877–256–8445.

1290 Broadway, Suite 1100, Denver, CO 80203

Item 2.   Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.   Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.” Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.   Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd (“Cohen”) for fiscal year ended March 31, 2012 and Deloitte & Touche LLP (“Deloitte”) for fiscal year ended March 31, 2011 for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2012 and 2011 were $20,000 and $28,333, respectively.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen or Deloitte that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2012 and $0 in 2011.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice, and tax planning were $3,000 in 2012 and $3,040 in 2011. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen or Deloitte, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2012 and $0 in 2011. These services include agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2012 and $0 for 2011.

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Item 6.   Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

  Companies.

Attached, as Exhibit Item 7, is a copy of the policies and procedures of Clough Capital Partners LP, the investment advisor of the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 31, 2012

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
James E. Canty	Partner and Portfolio Manager	Since Inception	Founding Partner of Clough Capital LP. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over ten years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Clough Offshore Fund (QP), Ltd. and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an “interested” Trustee of the Fund.

Robert Zdunczyk	Portfolio Manager & Fixed Income Analyst	Since 12/21/11	Mr. Zdunczyk has over 18 years of industry experience which includes analysis of fixed income securities, fixed income trading, equity research, portfolio management, and accounting. He has been an Analyst at Clough Capital Partners since 2005, where he has been managing fixed income portfolios, specialty finance equity research and fixed income trading.

(a)(2) As of March 31, 2012, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I Clough, Jr.	4 Accounts $2,307.2 million Total Assets	4 Accounts $1,286.5 million Total Assets	5 Accounts $355.2 million Total Assets	See below (3)
Eric A. Brock	4 Accounts $2,307.2 million Total Assets	4 Accounts $1,286.5 million Total Assets	5 Accounts $355.2 million Total Assets	See below (3)
James E. Canty	4 Accounts $2,307.2 million Total Assets	4 Accounts $1,286.5 million Total Assets	5 Accounts $355.2 million Total Assets	See below (3)
Robert Zdunczyk	2 Accounts $1,673.6 million Total Assets	No Accounts	No Accounts	None

(1) The advisory fees are based in part on the performance for each account.

(2) The advisory fee is based in part on the performance for four accounts totaling $350.1 million in assets.

(3) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2012.

The Portfolio Managers Charles Clough, James Canty and Eric Brock own 100% of Clough. They each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes substantially all of its annual net profits to those Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided between Mr. Brock and Mr. Canty, with an additional smaller share allocated to an income partner. Mr. Zdunczyk receives a fixed base salary and an annual bonus on his individual performance and the overall profitability of the firm.

(a)(4) Dollar Range of Securities Owned as of March 31, 2012.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	Over $1,000,000
Eric A. Brock	$50,001 - $100,000
James E. Canty	$100,001 - $500,000
Robert Zdunczyk	$0-$10,000

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Companies and

  Affiliated Purchasers.

None

Item 10.   Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.   Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 4, 2012

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 4, 2012